SPARTAN(registered trademark) NEW YORK MUNICIPAL INCOME FUND SPARTAN(registered trademark) NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY NEW YORK MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan New York Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund and Fidelity New York Insured Municipal Income Fund (the funds) will be held at the office of Fidelity New York Municipal Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on December 17, 1997, at 11:15 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
  (1) To approve an Agreement and Plan of Reorganization between Spartan New York Municipal Income Fund and Fidelity New York Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Spartan New York Municipal Income Fund to Fidelity New York Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity New York Municipal Income Fund and the assumption by Fidelity New York Municipal Income Fund of Spartan New York Municipal Income Fund's liabilities, followed by the distribution of Fidelity New York Municipal Income Fund shares to shareholders of Spartan New York Municipal Income Fund in liquidation of Spartan New York Municipal Income Fund.
  (2) To approve an Agreement and Plan of Reorganization between Spartan New York Intermediate Municipal Income Fund and Fidelity New York Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Spartan New York Intermediate Municipal Income Fund to Fidelity New York Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity New York Municipal Income Fund and the assumption by Fidelity New York Municipal Income Fund of Spartan New York Intermediate Municipal Income Fund's liabilities, followed by the distribution of Fidelity New York Municipal Income Fund shares to shareholders of Spartan New York Intermediate Municipal Income Fund in liquidation of Spartan New York Intermediate Municipal Income Fund.
  (3) To approve an Agreement and Plan of Reorganization between Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Fidelity New York Insured Municipal Income Fund to Fidelity New York Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity New York Municipal Income Fund and the assumption by Fidelity New York Municipal Income Fund of Fidelity New York Insured Municipal Income Fund's liabilities, followed by the distribution of Fidelity New York Municipal Income Fund shares to shareholders of Fidelity New York Insured Municipal Income Fund in liquidation of Fidelity New York Insured Municipal Income Fund.
 The Board of Trustees has fixed the close of business on October 20, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
October 20, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


SPARTAN   (registered trademark)     NEW YORK MUNICIPAL INCOME FUND
SPARTAN   (registered trademark)     NEW YORK INTERMEDIATE MUNICIPAL
INCOME FUND
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY NEW YORK MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
OCTOBER 20, 1997
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan New York Municipal Income Fund (Spartan NY Income), Spartan New York Intermediate Municipal Income Fund (Spartan NY Intermediate), and Fidelity New York Insured Municipal Income Fund (Fidelity NY Insured) (the funds), funds of Fidelity New York Municipal Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured and at any adjournments thereof (the Meeting). The Meeting will be held on December 17, 1997 at 11:15 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on proposed reorganizations (Reorganizations). Pursuant to each Agreement and Plan of Reorganization (the Agreements), Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured would transfer all of its assets to Fidelity New York Municipal Income Fund (Fidelity NY Income), another fund of the trust, in exchange solely for shares of beneficial interest of Fidelity NY Income and the assumption by Fidelity NY Income of Spartan NY Income's, Spartan NY Intermediate's, and Fidelity NY Insured's liabilities, respectively. The number of shares to be issued in the proposed Reorganizations will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreements, Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will each distribute shares of Fidelity NY Income to its shareholders so that each shareholder receives the number of full and fractional shares of Fidelity NY Income equal in value to the aggregate net asset values of the share of each of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured held by shareholders on January 8, 1998, January 15, 1998 and January 22, 1998, respectively, or such other dates as the parties may agree (the Closing Date). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
 Fidelity NY Income, a municipal bond fund, is a non-diversified fund of Fidelity New York Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on April 25, 1983. Fidelity NY Income's investment objective is to seek high current income free from federal income tax and New York State and City income taxes. Fidelity NY Income seeks to achieve its investment objective by investing in investment-grade municipal securities under normal conditions.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Fidelity NY Income that a shareholder should know before voting on the proposed Reorganizations. The Statement of Additional Information (dated October 20, 1997) relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied
by the Prospectus (dated March 31, 1997 and supplemented    August
2   9    , 1997), which offers shares of Fidelity NY Income. The
Statement of Additional Information for Fidelity NY Income (dated March 31, 1997 and supplemented May 1, 1997) is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity NY Income dated January 31, 1997. The Prospectus and Statement of Additional Information for Fidelity NY Income have been filed with the SEC and are incorporated herein by reference. This is the same Prospectus and Statement of Additional Information which offers shares of Fidelity NY Insured. A Prospectus and Statement of Additional Information for Spartan NY Income and Spartan NY Intermediate, (both dated March 31, 1997 with a Prospectus Supplement
dated    August     2   9    , 1997 and a Statement of Additional
Information Supplement dated May 1, 1997), have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity New York Municipal Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transactions
Additional Information about Fidelity New York Municipal Income Fund
Miscellaneous
Attachment 1. Excerpts from Annual Report of Fidelity New York
Municipal
Income Fund Dated January 31, 1997
Attachment 2. Annual Fund Operating Expenses and Examples of Fund Expenses for Certain Reorganizations
Exhibit 1. Form of Agreement and Plan of Reorganization of Spartan New York Municipal Income Fund
Exhibit 2. Form of Agreement and Plan of Reorganization of Spartan New York Intermediate Municipal Income Fund
Exhibit 3. Form of Agreement and Plan of Reorganization of Fidelity New York Insured Municipal Income Fund

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY NEW YORK MUNICIPAL TRUST:
SPARTAN NEW YORK MUNICIPAL INCOME FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
TO BE HELD ON DECEMBER 17, 1997
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity New York Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan New York Municipal Income Fund (Spartan NY Income), Spartan New York Intermediate Municipal Income Fund (Spartan NY Intermediate), and Fidelity New York Insured Municipal Income Fund (Fidelity NY Insured) (the funds) and at any adjournments thereof (the Meeting), to be held on Wednesday, December 17, 1997 at 11:15 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 20, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of
the trust. In addition, D.F. King & Co.   ,     Inc. and/or Management
Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured at an anticipated cost of approximately $5,000, $3,000, and $6,000, respectively. For Fidelity NY Insured, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997. Expenses exceeding the 0.55% expense cap will be paid by FMR. Fidelity NY Insured will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. For Spartan NY Income and Spartan NY Intermediate, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F.
King & Co.   ,     Inc. may be paid on a per-call basis for
vote-by-phone solicitations on behalf of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured at an anticipated cost of approximately $2,000, $2,000, and $4,000, respectively. For Fidelity NY Insured, the expenses in connection with telephone voting will be paid by the fund, provided that they do not exceed the fund's 0.55% expense cap. For Spartan NY Income and Spartan NY Intermediate, the expenses in connection with telephone voting will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring
shareholder attention, the persons named as prox   y agents     may
propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the
persons named as prox   y agents     will vote FOR the proposed
adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On June 30, 1997   ,     there were 28,983,573, 5,624,783,
25,7   35    ,   111    , and 32,803,562 shares issued and outstanding
for Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured and Fidelity NY Income, respectively. Shareholders of record at the close of business on October 20, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 As of July 31, 1997, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
 As of July 31, 1997, the following owned of record 5% or more of a fund's outstanding shares:
 Fidelity New York Municipal Income Fund: National Financial Services Corporation, Boston, MA (6.82%).
 Fidelity New York Insured Municipal Income Fund: National Financial Services Corporation, Boston, MA (7.84%).
 Spartan New York Intermediate Municipal Income Fund: National Financial Services Corporation, Boston, MA (29.54%).
 Spartan New York Municipal Income Fund: National Financial Services Corporation, Boston, MA (10.95%).
 To the knowledge of Fidelity New York Municipal Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. If the Reorganizations became effective on July 31, 1997, National Financial Services Corporation would have owned of record 9.73% of the outstanding shares of Fidelity New York Municipal Income Fund as a whole.
VOTE REQUIRED: APPROVAL OF EACH REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE SPECIFIC FUND INVOLVED IN THAT REORGANIZATION. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured, and Fidelity NY Income, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity NY Income carefully for more complete information.
 The proposed reorganizations (the Reorganizations) would merge Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured into Fidelity NY Income, a municipal bond fund also managed by FMR. If the Reorganizations are approved, Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will cease to exist and current shareholders of each fund will become shareholders of Fidelity NY Income instead. FMR anticipates that, at the next revision of the Prospectus of Fidelity NY Income, the combined fund's name will be changed to Spartan New York Municipal Income Fund. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
 All four funds seek high current income free from federal income tax
and New York    S    tate and    C    ity income tax by investing in
New York municipal bonds. They each currently have the same portfolio manager. The funds differ primarily in their investment policies regarding interest rate sensitivity and level of holdings in insured bonds and their expense structures.
 The proposed mergers are part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to concentrate on a single, broad-based investment discipline for New York investors, and deliver lower operating expenses as well.
INVESTMENT OBJECTIVES AND POLICIES
    Set forth below is a summary of the principal differences in the investment policies and objectives between each fund and Fidelity
NY Income:
 Spartan NY Income and Fidelity NY Income have identical investment
objectives    in that they both seek high current income free from
federal income tax and New York State and City income tax. Spartan NY
Income and Fidelity NY Income have     substantially similar
investment policies.
    Spartan NY Intermediate and Fidelity NY Income have identical investment objectives in that they both seek high current income free from federal income tax and New York State and City income tax.
    Spartan NY Intermediate is managed to have less interest rate sensitivity than Fidelity NY Income. Fidelity NY Income is managed to have approximately the same interest rate sensitivity as municipal bonds with maturities between 8 and 18 years. Spartan NY Intermediate is managed to have approximately the same interest rate sensitivity as municipal bonds with maturities between 7 and 10 years and maintains an average maturity between 3 and 10 years. As of June 30, 1997, the dollar-weighted average maturity for Spartan NY Intermediate and Fidelity NY Income was 8.1 years and 15.2 years, respectively. Spartan NY Intermediate, as a matter of fundamental policy, will normally invest at least 80% of its assets in municipal securities whose interest is free from federal income tax. Fidelity NY Income, as a matter of fundamental policy, will normally invest so that at least 80% of its income distributions are exempt from federal and New York State and City income taxes.
    Fidelity NY Insured and Fidelity NY Income have identical investment objectives in that they both seek high current income free from federal income tax and New York State and City income tax.
    Fidelity NY Insured differs from Fidelity NY Income with respect to its required level of investment in insured municipal bonds. Fidelity NY Insured is required to invest at least 65% of its total assets in insured municipal bonds. Fidelity NY Income has no required level of investment in insured bonds. As of June 30, 1997, the level of insured bonds for Fidelity NY Insured and Fidelity NY Income was 70.9% and 20.4%, respectively.
EXPENSE STRUCTURES
 The funds also differ with respect to the contractual structure of the funds' expenses. Spartan NY Income and Spartan NY Intermediate each pay an "all-inclusive" management fee to FMR (at a rate of 0.55% of average net assets per year) which covers substantially all fund expenses. Fidelity NY Insured and Fidelity NY Income, by contrast, each pay its management fee and other expenses separately. FMR has voluntarily agreed to reimburse Fidelity NY Insured and Fidelity NY Income to the extent that total operating expenses exceed 0.55% of average net assets. If any or all of the Reorganizations are approved, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.
 In sum, the Spartan NY Income Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with a comparable investment portfolio and historical investment performance, and expenses guaranteed to be lower than Spartan NY Income's for a period of almost two years.
 The Spartan NY Intermediate Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with greater interest rate sensitivity and expenses guaranteed to be lower than Spartan NY Intermediate's for a period of almost two years. Greater interest rate sensitivity would likely result in better performance during periods of falling interest rates and worse performance during periods of rising interest rates. In general, Fidelity NY Income has had better historical performance and greater interest rate sensitivity than Spartan NY Intermediate.
 The Fidelity NY Insured Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with generally better overall historical performance and expenses guaranteed for a period of almost two years.
 The Board of Trustees believes that the Reorganizations would benefit Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured shareholders and recommends that shareholders vote in favor of the Reorganizations.
THE PROPOSED REORGANIZATIONS
 Shareholders of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will be asked at the Meeting to vote upon and approve the Reorganizations and the Agreements applicable to each fund, which provide for the acquisition by Fidelity NY Income of all of the assets of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured in exchange solely for shares of Fidelity NY Income and the assumption by Fidelity NY Income of the liabilities of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured, respectively. Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will each then distribute the shares of Fidelity NY Income to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity NY Income equal in value to the aggregate net asset value of the shareholder's shares of Spartan NY Income, Spartan NY Intermediate, or Fidelity NY Insured on the Closing Date (defined below). The exchange of Spartan NY Income's, Spartan NY Intermediate's, and Fidelity NY Insured's assets for Fidelity NY Income's shares will occur as of 4:00 p.m. Eastern time on January 8, 1998, January 15, 1998, and January 22, 1998, respectively, or such other time and date as the parties may agree (the Closing Date). Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganizations will not result in any gain or loss for Federal income tax purposes either to Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured, or Fidelity NY Income or to the shareholders of any fund. The rights and privileges of the former shareholders of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will be effectively unchanged by the Reorganizations.
COMPARATIVE FEE TABLES
 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.
 Spartan NY Income and Spartan NY Intermediate each pay FMR a management fee at an annual rate of 0.55% of its average net assets. FMR not only provides each fund with investment advisory and research services, but also pays all of each fund's expenses, with the exception of fees and expenses of the non-interested Trustees; interest; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee that each fund pays FMR is reduced by an amount equal to the fees and expenses paid by that fund to the non-interested Trustees.
 In contrast, Fidelity NY Insured and Fidelity NY Income each pay management fees and other expenses separately. Fidelity NY Insured's and Fidelity NY Income's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets. The group fee rate is based on the average net assets of all mutual funds advised by FMR. In addition to the management fee payable by each fund, Fidelity NY Insured and Fidelity NY Income also incur other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Each fund's total management fee rate for the fiscal year ended January 31, 1997 was 0.40%, for Fidelity NY Insured and 0.40% for Fidelity NY Income. For the fiscal year ended January 31, 1997, the total operating expenses were 0.60% for Fidelity NY Insured and 0.59% for Fidelity NY Income. Effective April 1, 1997, FMR voluntarily agreed to reimburse the total operating expenses of Fidelity NY Insured and Fidelity NY Income to the extent they exceed 0.55% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).
 Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each fund with a value of less than $2,500. Spartan NY Income also imposes a redemption fee equal to 0.50% of the amount redeemed on shares held less than 180 days. The redemption fee is payable to Spartan NY Income to help offset the costs associated with short-term trading. Fidelity NY Income does not currently impose a redemption fee; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.
 If any or all of the Reorganizations are approved, the combined fund will retain Fidelity NY Income's expense structure, requiring payment of a management fee and other operating expenses, separately. FMR has agreed to limit the combined fund's expense ratio to 0.53% of its average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would result in a 0.02% lower total operating expense ratio for Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured shareholders beginning on the first business day after the effective date of each Reorganization. After December 31, 1999, the combined fund's expenses could increase. If any of the proposed Reorganizations are not approved, the fund not approving the Reorganization will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.
 Under Spartan NY Income's and Spartan NY Intermediate's all-inclusive management fee arrangements, Spartan NY Income and Spartan NY Intermediate shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 The following tables show the fees and expenses of Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured, and Fidelity NY Income for the 12 months ended June 30, 1997, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same period after giving effect to all three Reorganizations, including the effect of FMR's guaranteed expense limitation to 0.53% of average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets. Attachment 2 provides expense information for the combined fund if all three Reorganizations are not approved.
IF ALL THREE REORGANIZATIONS ARE APPROVED:

                        Spartan    Spartan    Fidelity    Fidelity    Pro Forma
                        NY         NY         NY          NY          Expenses
                        Income     Intermed   InsuredA    IncomeA     Combined
                                   iate                               FundB

Management Fees         0.55%      0.55%      0.35%       0.35%       0.37%
(after
reimbursement)

Other Expenses          0.00%      0.00%      0.20%       0.20%       0.16%

Total Fund Operating    0.55%      0.55%      0.55%       0.55%       0.53%
Expenses
(after
reimbursement)


A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.20%, and 0.59%, respectively, for Fidelity NY Insured and 0.39%, 0.20%, and 0.59%, respectively, for Fidelity NY Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. Attachment 2 provides examples of the effect of fund expenses for the combined fund if all three Reorganizations are not approved.
IF ALL THREE REORGANIZATIONS ARE APPROVED:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan NY Income         $6         $18        $31        $69

Spartan NY Intermediate   $6         $18        $31        $69

Fidelity NY Insured       $6         $18        $31        $69

Fidelity NY Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.
   COMBINED CAPITALIZATION
    The following table shows the capitalization of the funds as of January 31, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to all three Reorganizations.

                                Net Assets               Net Asset          Shares
                                                         Value              Outstanding
                                                         Per Share

   Spartan NY Income             $ 312,911,562            $ 10.59              29,552,371

   Spartan NY                    $ 56,309,079             $ 9.84               5,721,853
   Intermediate

   Fidelity NY Insured           $ 315,151,994            $ 11.68              26,989,355

   Fidelity NY Income            $ 401,070,808            $ 12.29              32,636,412

   Pro Forma Combined           $ 1,085,443,443           $ 12.29              88,321,736
   Fund


FORMS OF ORGANIZATION
 Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured, and Fidelity NY Income are non-diversified funds of Fidelity New York Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on April 25, 1983. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Massachusetts business trust, the rights of the security holders of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured under state law and the governing documents are expected to remain unchanged after the Reorganizations. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trusts."
INVESTMENT OBJECTIVES AND POLICIES
 The funds have identical investment objectives in that all seek high
current income free from federal income tax and New York    S    tate
and    C    ity income tax by investing in New York municipal bond
securities. Spartan NY Income, Fidelity NY Insured, and Fidelity NY Income, as a matter of fundamental policy, will each normally invest so that at least 80% of its income distributions are exempt from federal and New York State and City income taxes. Spartan NY Intermediate, as a matter of fundamental policy, will normally invest at least 80% of its assets in municipal securities whose interest is free from federal income tax.
INVESTMENT POLICIES AND CHARACTERISTICS
 The following summarizes the funds' investment policies and characteristics.

               Interest      Average    Average     Required     Insured    Debt      AMT
               Rate          Maturity   Maturity    Holdings     Holdings   Quality   Ability
               Sensitivity   Policy     as of       in Insured   as of
                                        6/30/97     Bonds        6/30/97

Spartan NY     8-18          none       14.9        none          20.6%     5%         100%
Income         years                    years                               below
                                                                            inv.
                                                                            grade

Spartan NY     7-10          3-10       8.1 years   none          21.7%     5%         100%
Intermediate   years         years                                          below
                                                                            inv.
                                                                            grade

Fidelity NY    8-18          none       13.3        65% of        70.9%     only       100%
Insured        years                    years       assets                  inv.
                                                                            grade

Fidelity NY    8-18          none       15.2        none          20.4%     5%         100%
Income         years                    years                               below
                                                                            inv.
                                                                            grade


SPARTAN NY INCOME
 Although Spartan NY Income and Fidelity NY Income can invest in securities of any maturity, FMR seeks to manage the funds so that they generally react to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of June 30, 1997, the dollar-weighted average maturity of Spartan NY Income and Fidelity NY Income was 14.9 years and 15.2 years, respectively. Spartan NY Income and Fidelity NY Income do not have required levels for investments in insured bonds. However, as of June 30, 1997, the level of insured bonds for Spartan NY Income and Fidelity NY Income was 20.6% and 20.4%, respectively.
 Spartan NY Income and Fidelity NY Income normally invest in investment-grade securities, but reserve the right to invest up to 5% of their assets in below investment-grade securities. As of June 30, 1997, each fund held only investment-grade securities. Each Fund currently can invest all of its assets in securities subject to the federal alternative minimum tax (AMT). The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. As of June 30, 1997, 22.72% of Spartan NY Income's and 4.67% of Fidelity NY Income's income dividends were subject to the federal alternative minimum tax.
SPARTAN NY INTERMEDIATE
 Spartan NY Intermediate is managed to have the same interest rate sensitivity as municipal bonds with maturities between 7 and 10 years and maintains an average maturity between 3 and 10 years. Although Fidelity NY Income can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of June 30, 1997, the dollar-weighted average maturity of Spartan NY Intermediate and Fidelity NY Income was 8.1 years and 15.2 years, respectively. Spartan NY Intermediate and Fidelity NY Income do not have required levels for investments in insured bonds. However, as of June 30, 1997, the level of insured bonds for Spartan NY Intermediate and Fidelity NY Income was 21.7% and 20.4%, respectively.
 Spartan NY Intermediate and Fidelity NY Income normally invest in investment-grade securities, but reserve the right to invest up to 5% of their assets in below investment-grade securities. As of June 30, 1997, each fund held only investment-grade securities. Each Fund currently can invest all of its assets in securities subject to the federal alternative minimum tax (AMT). The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. As of June 30, 1997, 9.10% of Spartan NY Intermediate's and 4.67% of Fidelity NY Income's income dividends were subject to the federal alternative minimum tax.
 If shareholder approval of the Reorganization is received, FMR may sell shorter-term securities held by Spartan NY Intermediate in the period between shareholder approval and the Closing Date of the Reorganization. Such selling could cause the average portfolio maturity of Spartan NY Intermediate to rise above 10 years during this period. In the event of the sale of any of the fund's assets prior to the Reorganization, any transaction costs associated with such adjustments will be borne by Spartan NY Intermediate.
FIDELITY NY INSURED
 Although Fidelity NY Insured and Fidelity NY Income can invest in securities of any maturity, FMR seeks to manage the funds so that they generally react to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of June 30, 1997, the dollar-weighted average maturity of Fidelity NY Insured and Fidelity NY Income was 13.3 years and 15.2 years, respectively. Fidelity NY Insured, as a fundamental policy, invests at least 65% of its assets in insured municipal bonds. Fidelity NY Income does not have a required level for investments in insured bonds. As of June 30, 1997, the level of insured bonds for Fidelity NY Insured and Fidelity NY Income was 70.9% and 20.4%, respectively.
 Fidelity NY Insured invests only in investment-grade securities. Fidelity NY Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. As of June 30, 1997, each fund held only investment-grade securities. Each Fund currently can invest all of its assets in securities subject to the federal alternative minimum tax
(AMT). The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. As of June 30, 1997, 3.89% of Fidelity NY Insured's and 4.67% of Fidelity NY Income's income dividends were subject to the federal alternative minimum tax.
 If shareholder approval of the Reorganization is received, FMR may sell insured securities held by Fidelity NY Insured in the period between shareholder approval and the Closing Date of the Reorganization. Such selling could cause the level of insured bonds held by Fidelity NY Insured to fall below 65% during this period. In the event of the sale of any of the fund's assets prior to the Reorganization, any transaction costs associated with such adjustments will be borne by Fidelity NY Insured.
 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.
PERFORMANCE COMPARISONS OF THE FUNDS
 The following table compares the funds' year-by-year total returns for the periods indicated. Please note that year-by-year total returns are based on past results and are not an indication of future performance.
      Year-By-Year Total Returns

                             1993     1994     1995     1996    1997*

Spartan NY Income            13.40%   -8.33%   19.13%   4.33%   3.33%

Spartan NY Intermediate **   n/a      -4.26%   14.44%   3.90%   2.95%

Fidelity NY Insured          12.81%   -7.95%   18.48%   3.76%   2.74%

Fidelity NY Income           12.90%   -8.01%   19.57%   3.80%   3.33%

* Through June 30, 1997.
** Spartan NY Intermediate commenced operations on December 29, 1993.
 The following table compares Spartan NY Income's, Spartan NY Intermediate's, and Fidelity NY Insured's individual cumulative total returns to Fidelity NY Income's for the period indicated. Please note that returns are based on past results and are not an indication of future performance.
Cumulative Total Returns   12/31/93-6/30/97

Spartan NY Income          17.74%

Spartan NY Intermediate    17.20%

Fidelity NY Insured        16.26%

Fidelity NY Income         17.97%

 The tables above show the funds have experienced relatively similar performance. The differential in performance can be attributed primarily to the funds' historical differences in portfolio holdings resulting from the differences in investment policies, the relative asset size of the funds, and their available cash flows.
 The following graphs show the value of a hypothetical $10,000 investment in Spartan NY Income, Spartan, NY Intermediate, and Fidelity NY Insured made on December 31, 1993 through June 30, 1997. The graphs compare the cumulative total returns (through June 30,
1997) of the funds to the total returns of Fidelity New York Municipal Income Fund over the same period on a monthly basis.
   IMAHDR PRASUN   SHR__CHT 19970731 19970825 111800 S00000000000001
             Spartan NY Muni             NY Muni Income
             00421                       00071
  1993/12/31      10000.00                    10000.00
  1994/01/31      10108.45                    10105.76
  1994/02/28       9821.69                     9805.49
  1994/03/31       9338.54                     9302.79
  1994/04/30       9366.37                     9378.38
  1994/05/31       9459.13                     9479.95
  1994/06/30       9339.75                     9364.16
  1994/07/31       9553.04                     9561.87
  1994/08/31       9609.21                     9599.17
  1994/09/30       9403.60                     9408.01
  1994/10/31       9179.98                     9185.10
  1994/11/30       8869.60                     8903.08
  1994/12/31       9167.07                     9198.56
  1995/01/31       9485.61                     9521.67
  1995/02/28       9799.60                     9848.30
  1995/03/31       9885.92                     9961.40
  1995/04/30       9911.19                     9980.89
  1995/05/31      10272.44                    10341.46
  1995/06/30      10168.58                    10215.15
  1995/07/31      10233.68                    10276.85
  1995/08/31      10389.44                    10425.52
  1995/09/30      10443.78                    10479.63
  1995/10/31      10621.03                    10674.38
  1995/11/30      10807.33                    10875.73
  1995/12/31      10920.87                    10998.80
  1996/01/31      11008.21                    11072.60
  1996/02/29      10909.18                    10957.78
  1996/03/31      10740.92                    10794.25
  1996/04/30      10725.07                    10760.40
  1996/05/31      10721.05                    10754.91
  1996/06/30      10850.79                    10890.90
  1996/07/31      10950.99                    10984.44
  1996/08/31      10925.25                    10951.02
  1996/09/30      11119.24                    11134.01
  1996/10/31      11241.99                    11274.40
  1996/11/30      11459.91                    11487.35
  1996/12/31      11393.74                    11416.42
  1997/01/31      11411.37                    11429.26
  1997/02/28      11520.75                    11548.31
  1997/03/31      11354.04                    11365.55
  1997/04/30      11456.69                    11470.65
  1997/05/31      11637.47                    11672.34
  1997/06/30      11773.61                    11797.09
IMATRL PRASUN   SHR__CHT 19970731 19970825 111802 R00000000000119

   IMAHDR PRASUN   SHR__CHT 19970731 19970825 111800 S00000000000001
             Spartan NY Intermed. Muni   NY Muni Income
             00431                       00071
  1993/12/31      10000.00                    10000.00
  1994/01/31      10110.96                    10105.76
  1994/02/28       9874.47                     9805.49
  1994/03/31       9490.81                     9302.79
  1994/04/30       9590.31                     9378.38
  1994/05/31       9711.74                     9479.95
  1994/06/30       9671.17                     9364.16
  1994/07/31       9815.93                     9561.87
  1994/08/31       9837.50                     9599.17
  1994/09/30       9692.01                     9408.01
  1994/10/31       9538.05                     9185.10
  1994/11/30       9393.15                     8903.08
  1994/12/31       9574.33                     9198.56
  1995/01/31       9786.16                     9521.67
  1995/02/28      10014.76                     9848.30
  1995/03/31      10141.74                     9961.40
  1995/04/30      10141.88                     9980.89
  1995/05/31      10343.94                    10341.46
  1995/06/30      10287.06                    10215.15
  1995/07/31      10405.71                    10276.85
  1995/08/31      10525.03                    10425.52
  1995/09/30      10598.73                    10479.63
  1995/10/31      10728.92                    10674.38
  1995/11/30      10869.75                    10875.73
  1995/12/31      10956.93                    10998.80
  1996/01/31      11056.82                    11072.60
  1996/02/29      10997.40                    10957.78
  1996/03/31      10885.58                    10794.25
  1996/04/30      10848.66                    10760.40
  1996/05/31      10835.58                    10754.91
  1996/06/30      10932.80                    10890.90
  1996/07/31      11008.77                    10984.44
  1996/08/31      10994.89                    10951.02
  1996/09/30      11115.90                    11134.01
  1996/10/31      11228.38                    11274.40
  1996/11/30      11419.87                    11487.35
  1996/12/31      11383.89                    11416.42
  1997/01/31      11417.63                    11429.26
  1997/02/28      11505.32                    11548.31
  1997/03/31      11387.31                    11365.55
  1997/04/30      11465.93                    11470.65
  1997/05/31      11604.91                    11672.34
  1997/06/30      11719.96                    11797.09
IMATRL PRASUN   SHR__CHT 19970731 19970825 111802 R00000000000119
   IMAHDR PRASUN   SHR__CHT 19970731 19970825 111800 S00000000000001
             NY Insured Muni             NY Muni Income
             00095                       00071
  1993/12/31      10000.00                    10000.00
  1994/01/31      10093.10                    10105.76
  1994/02/28       9788.59                     9805.49
  1994/03/31       9297.07                     9302.79
  1994/04/30       9389.86                     9378.38
  1994/05/31       9501.41                     9479.95
  1994/06/30       9376.94                     9364.16
  1994/07/31       9581.94                     9561.87
  1994/08/31       9593.23                     9599.17
  1994/09/30       9407.38                     9408.01
  1994/10/31       9179.47                     9185.10
  1994/11/30       8915.22                     8903.08
  1994/12/31       9204.85                     9198.56
  1995/01/31       9539.87                     9521.67
  1995/02/28       9860.98                     9848.30
  1995/03/31       9940.52                     9961.40
  1995/04/30       9956.25                     9980.89
  1995/05/31      10285.27                    10341.46
  1995/06/30      10192.59                    10215.15
  1995/07/31      10270.65                    10276.85
  1995/08/31      10394.36                    10425.52
  1995/09/30      10453.44                    10479.63
  1995/10/31      10605.61                    10674.38
  1995/11/30      10793.22                    10875.73
  1995/12/31      10906.08                    10998.80
  1996/01/31      10995.14                    11072.60
  1996/02/29      10914.65                    10957.78
  1996/03/31      10743.71                    10794.25
  1996/04/30      10710.63                    10760.40
  1996/05/31      10688.39                    10754.91
  1996/06/30      10805.81                    10890.90
  1996/07/31      10906.22                    10984.44
  1996/08/31      10874.54                    10951.02
  1996/09/30      11022.47                    11134.01
  1996/10/31      11171.03                    11274.40
  1996/11/30      11386.13                    11487.35
  1996/12/31      11316.28                    11416.42
  1997/01/31      11332.91                    11429.26
  1997/02/28      11422.65                    11548.31
  1997/03/31      11253.97                    11365.55
  1997/04/30      11337.66                    11470.65
  1997/05/31      11482.12                    11672.34
  1997/06/30      11625.92                    11797.09
IMATRL PRASUN   SHR__CHT 19970731 19970825 111802 R00000000000119
COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured, and Fidelity NY Income have similar policies on diversification. Each fund is a non-diversified fund. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. Because each fund can invest a significant portion of its assets in securities of individual issuers, changes in the market value of a single issuer could cause greater share-price fluctuation in these funds than would occur in a more diversified fund.
 OTHER INVESTMENT POLICIES. Each fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
 FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, each fund reserves the right to invest without limitation in short-term instruments for temporary, defensive purposes. Spartan NY Income and Spartan NY Intermediate also reserve the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes. As a fundamental policy, during periods when FMR believes that New York municipal securities that meet the funds' standards are not available, Fidelity NY Insured and Fidelity NY Income reserve the right to temporarily invest more than 20% of their assets in obligations that are only federally tax-exempt. Each fund may also enter into when-issued and forward purchase or sale transactions, invest in asset-backed securities, variable and floating rate securities, municipal lease obligations, securities with put features, private entity securities, and illiquid and restricted securities. As stated above, for more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF FIDELITY NY INCOME FOLLOWING THE REORGANIZATIONS
 FMR does not expect Fidelity NY Income to revise its investment policies as a result of the Reorganizations. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity NY Income in their current capacities. The funds currently have the same portfolio manager, Norman Lind, who is expected to continue to be responsible for Fidelity NY Income's portfolio management after the Reorganizations.
 All of the current investments of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured are permissible investments for Fidelity NY Income. As explained above, however, Spartan NY Intermediate's maturity is shorter than Fidelity NY Income's, and Fidelity NY Insured's portfolio consists of a higher percentage of insured securities than Fidelity NY Income. Therefore, if shareholder approval of these Reorganizations is received, FMR may sell shorter-term securities held by Spartan NY Intermediate and insured securities held by Fidelity NY Insured in the period between shareholder approval and the Closing Date of each Reorganization. Such selling could cause the average portfolio maturity of Spartan NY Intermediate to rise above 10 years and the level of insured bonds held by Fidelity NY Insured to fall below 65% during this period. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date of the Reorganization will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date of the Reorganization will be borne by Fidelity NY Income.
PURCHASES AND REDEMPTIONS
 The purchase policies for all funds are identical.
 Each fund's share price, or net asset value per share (NAV), is calculated every business day. Shares of each fund are sold without a sales charge. Shares are purchased at the next share price calculated after an order is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time. Refer to a fund's Prospectus for more information regarding how to buy shares.
 The redemption policies for all funds are identical, except that Spartan NY Income currently has a redemption fee.
 Shares of each fund may be redeemed on any business day at their NAV. Shares of each fund are redeemed at the next share price calculated after an order is received and accepted, normally 4:00 p.m. Eastern time. Spartan NY Income imposes a 0.50% redemption fee on shares held less than 180 days that, if applicable, is deducted from the amount redeemed.
 On April 1, 1997, each of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured closed to new accounts pending the Reorganizations. Each of Spartan NY Income's, Spartan NY Intermediate's, and Fidelity NY Insured's shareholders on or prior to that date can continue to purchase shares of their respective fund. Shareholders of each fund may redeem shares through the Closing Date of that fund's Reorganization. If the Reorganizations are approved, the purchase and redemption policies of the combined fund will remain unchanged. Fidelity NY Income does not currently impose a redemption fee; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate. EXCHANGES
 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state. Exchanges out of Spartan NY Income are currently subject to a 0.50% redemption fee on shares held less than 180 days, as described above in the "Purchases and Redemptions" section. Fidelity NY Income does not currently impose a redemption fee. If the Spartan NY Income Reorganization is approved, the redemption fee will be eliminated; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Each fund normally distributes capital gains in March and December. On or before each Closing Date, each of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.
 Each of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured will be required to recognize gain or loss on Section 1256 contracts held by the individual fund on the last day of its taxable year which is January 31. If the Reorganizations are approved, gains or losses on Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganizations will constitute tax-free reorganizations within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganizations. Please see the section entitled "Federal Income Tax Considerations" for more information.
 As of January 31, 1997, Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Income have capital loss carryforwards for federal tax purposes of approximately $7,842,437, $217,044, and $2,801,589, respectively. Under current federal tax law, Fidelity NY Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Spartan
NY Income and Spartan NY Intermediate    at     the time of the
Reorganizations ("capital loss carryforwards"). There is no assurance that Fidelity NY Income will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Spartan NY Income will
expire on January 31, 200   3    . The capital loss carryforward
attributable to Spartan NY Intermediate will expire on January 31, 2002. The capital loss carryforward attributable to Fidelity NY Income will expire on January 31, 2004. In addition, NY Insured has unrealized losses in its current portfolio holdings which, if recognized by Fidelity NY Income, may be subject to limitations similar to those described above.
COMPARISON OF PRINCIPAL RISK FACTORS
 Each fund is subject to the risks normally associated with bond funds. As described more fully above, the funds have identical investment objectives and similar policies and permissible
investments.    The principal risk factors for each of the acquired
funds are set forth below.
 INVESTMENT STRATEGY. SPARTAN NY INCOME and Fidelity NY Income have identical investment strategies.
 SPARTAN NY INTERMEDIATE maintains a shorter average maturity than Fidelity NY Income. It is managed to react to changes in interest rates similarly to municipal bonds with maturities between 7 and 10 years. This gives Spartan NY Intermediate less interest rate sensitivity than Fidelity NY Income which is managed so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. Interest rate sensitivity refers to how much a fund is affected by changes in interest rates. Generally, bond prices go down when interest rates go up and vice versa. The effects of interest rate sensitivity are more pronounced for longer-term securities, and therefore, more pronounced for funds which invest in longer-term securities. Thus, Fidelity NY Income may have better performance than Spartan NY Intermediate during periods of falling interest rates but may have worse performance during periods of rising interest rates.
 FIDELITY NY INSURED is required to invest at least 65% of its assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Fidelity NY Income does not have a required level for investments in insured bonds. Generally, insured bonds receive a higher credit rating than uninsured bonds; therefore, the greater the percentage of insured holdings, generally the higher the fund's credit quality. The credit quality of a bond has an impact on its price. In most cases, the higher the credit quality of a bond, the lower its yield will be; consequently, the price of the bond may be higher.
THE PROPOSED TRANSACTIONS
1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN NEW YORK MUNICIPAL INCOME FUND AND FIDELITY NEW YORK MUNICIPAL INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity NY Income acquiring as of the Closing Date all of the assets of Spartan NY Income in exchange solely for shares of Fidelity NY Income and the assumption by Fidelity NY Income of Spartan NY Income's liabilities; and (b) the distribution of shares of Fidelity NY Income to the shareholders of Spartan NY Income as provided for in the Agreement.
 The assets of Spartan NY Income to be acquired by Fidelity NY Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan NY Income, and any deferred or prepaid expenses shown as an asset on the books of Spartan NY Income on the Closing Date. Fidelity NY Income will assume from Spartan NY Income all liabilities, debts, obligations, and duties of Spartan NY Income of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan NY Income will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity NY Income also will deliver to Spartan NY Income the number of full and fractional shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Spartan NY Income less the liabilities of Spartan NY Income as of the Closing Date. Spartan NY Income shall then distribute the Fidelity NY Income shares PRO RATA to its shareholders.
 The value of Spartan NY Income's assets to be acquired by Fidelity NY Income and the amount of its liabilities to be assumed by Fidelity NY Income will be determined as of the close of business (4:00 p.m. Eastern time) of Spartan NY Income on the Closing Date, using the valuation procedures set forth in Spartan NY Income's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity NY Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan NY Income will distribute to its shareholders of record the shares of Fidelity NY Income it received, so that each Spartan NY Income shareholder will receive the number of full and fractional shares of Fidelity NY Income equal in value to the aggregate net asset value of shares of Spartan NY Income held by such shareholder on the Closing Date; Spartan NY Income will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity NY Income in the names of the Spartan NY Income shareholders and by transferring thereto shares of Fidelity NY Income. Each Spartan NY Income shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity NY Income due that shareholder. Fidelity NY Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan NY Income shareholder will own shares of Fidelity NY Income equal to the aggregate net asset value of that shareholder's shares of Spartan NY Income immediately prior to the Reorganization. The net asset value per share of Fidelity NY Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity NY Income in a name other than that of the registered holder of the shares on the books of Spartan NY Income as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan NY Income is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan NY Income is liquidated.
 Pursuant to its    all-inclusive     management contract with Spartan
NY Income   ,     FMR will bear the cost of the Reorganization,
including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan NY Income and Fidelity NY Income due to the Reorganization prior to the Closing Date which will be borne by Spartan NY Income and Fidelity NY Income, respectively. Any transaction costs associated with portfolio adjustments to Spartan NY Income and Fidelity NY Income due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity NY Income which occur after the Closing Date will be borne by Fidelity NY Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.
REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Board considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2) the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9) the benefit to FMR and to shareholders of the funds.
 FMR recommended the Reorganization to the Board at a meeting of the Board on June 19, 1997. In recommending the Reorganization, FMR also advised the Board that the funds have identical investment objectives and substantially similar policies and permissible investments. In particular, at that time FMR informed the Board that the funds differed primarily with respect to their expense structures.
 The Board also considered that former shareholders of Spartan NY Income will receive shares of Fidelity NY Income equal to the value of their shares of Spartan NY Income. In addition, the funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan NY Income or Fidelity NY Income or to the shareholders of either fund.
 Furthermore, on June 19, 1997, the Board considered FMR's representation to the Board that if the Reorganization is approved, it would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 1999, resulting in an immediate savings of 0.02% to shareholders of both Spartan NY Income and Fidelity NY Income (based on total fund operating expenses for the 12 months ended May 31, 1997). Previously, FMR informed the Board that effective April 1, 1997, it would voluntarily agree to limit Fidelity NY Income's total operating expenses to 0.55% of average net assets. FMR informed the Board that it would pay all of Spartan NY Income's expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation. The Board was informed that any expenses associated with the Reorganization, including professional fees and any additional merger-related costs directly attributable to Fidelity NY Income would be borne by Fidelity NY Income provided they do not exceed the fund's 0.55% expense cap.
 In addition, the Board also considered that Spartan NY Income shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 Finally, the Board considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity New York Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity NY Income is one of four funds of the trust. Each share of Fidelity NY Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity NY Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity NY Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan NY Income's assets for Fidelity NY Income's shares and the assumption of the liabilities of Spartan NY Income by Fidelity NY Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan NY Income and Fidelity NY Income, substantially to the effect that:
 (i) The acquisition by Fidelity NY Income of all of the assets of Spartan NY Income solely in exchange for Fidelity NY Income shares and the assumption by Fidelity NY Income of Spartan NY Income's liabilities, followed by the distribution by Spartan NY Income of Fidelity NY Income shares to the shareholders of Spartan NY Income pursuant to the liquidation of Spartan NY Income and constructively in exchange for their Spartan NY Income shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan NY Income and Fidelity NY Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan NY Income upon the transfer of all of its assets to Fidelity NY Income in exchange solely for Fidelity NY Income shares and Fidelity NY Income's assumption of Spartan NY Income's liabilities, followed by Spartan NY Income's subsequent distribution of those shares to shareholders in liquidation of Spartan NY Income;
 (iii) No gain or loss will be recognized by Fidelity NY Income upon the receipt of the assets of Spartan NY Income in exchange solely for Fidelity NY Income shares and its assumption of Spartan NY Income's liabilities;
 (iv) The shareholders of Spartan NY Income will recognize no gain or loss upon the exchange of their Spartan NY Income shares solely for Fidelity NY Income shares;
 (v) The basis of Spartan NY Income's assets in the hands of Fidelity NY Income will be the same as the basis of those assets in the hands of Spartan NY Income immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity NY Income will include the holding period of those assets in the hands of Spartan NY Income;
 (vi) The basis of Spartan NY Income shareholders in Fidelity NY Income shares will be the same as their basis in Spartan NY Income shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity NY Income shares to be received by the Spartan NY Income shareholders will include the period during which the Spartan NY Income shares to be surrendered in exchange therefor were held, provided such Spartan NY Income shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan NY Income should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of January 31, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets     Net Asset   Shares
                                         Value       Outstanding
                                         Per Share

Spartan NY Income         $312,911,562    $ 10.59      29,552,371

Fidelity NY Income        $401,070,808    $ 12.29      32,636,412

Pro Forma Combined Fund   $713,982,370    $ 12.29      58,097,076

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on June 19, 1997. The Board of Trustees of Fidelity New York Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan NY Income and Fidelity NY Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan NY Income will continue to engage in business as a fund of a registered investment company and the Board of Fidelity New York Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.
2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY NEW YORK MUNICIPAL INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity NY Income acquiring as of the Closing Date all of the assets of Spartan NY Intermediate in exchange solely for shares of Fidelity NY Income and the assumption by Fidelity NY Income of Spartan NY Intermediate's liabilities; and (b) the distribution of shares of Fidelity NY Income to the shareholders of Spartan NY Intermediate as provided for in the Agreement.
 The assets of Spartan NY Intermediate to be acquired by Fidelity NY Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan NY Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan NY Intermediate on the Closing Date. Fidelity NY Income will assume from Spartan NY Intermediate all liabilities, debts, obligations, and duties of Spartan NY Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan NY Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity NY Income also will deliver to Spartan NY Intermediate the number of full and fractional shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Spartan NY Intermediate less the liabilities of Spartan NY Intermediate as of the Closing Date. Spartan NY Intermediate shall then distribute the Fidelity NY Income shares PRO RATA to its shareholders.
 The value of Spartan NY Intermediate's assets to be acquired by Fidelity NY Income and the amount of its liabilities to be assumed by Fidelity NY Income will be determined as of the close of business (4:00 p.m. Eastern time) of Spartan NY Intermediate on the Closing Date, using the valuation procedures set forth in Spartan NY Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity NY Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan NY Intermediate will distribute to its shareholders of record the shares of Fidelity NY Income it received, so that each Spartan NY Intermediate shareholder will receive the number of full and fractional shares of Fidelity NY Income equal in value to the aggregate net asset value of shares of Spartan NY Intermediate held by such shareholder on the Closing Date; Spartan NY Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity NY Income in the names of the Spartan NY Intermediate shareholders and by transferring thereto shares of Fidelity NY Income. Each Spartan NY Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity NY Income due that shareholder. Fidelity NY Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan NY Intermediate shareholder will own shares of Fidelity NY Income equal to the aggregate net asset value of that shareholder's shares of Spartan NY Intermediate immediately prior to the Reorganization. The net asset value per share of Fidelity NY Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity NY Income in a name other than that of the registered holder of the shares on the books of Spartan NY Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan NY Intermediate is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan NY Intermediate is liquidated.
 Pursuant to its    all-inclusive     management contract with Spartan
NY Intermediate   ,     FMR will bear the cost of the Reorganization,
including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan NY Intermediate and Fidelity NY Income due to the Reorganization prior to the Closing Date which will be borne by Spartan NY Intermediate and Fidelity NY Income, respectively. Any transaction costs associated with portfolio adjustments to Spartan NY Intermediate and Fidelity NY Income due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity NY Income which occur after the Closing Date will be borne by Fidelity NY Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.
REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.
 In considering the Reorganization, the Board considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2) the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9) the benefit to FMR and to shareholders of the funds.
 FMR recommended the Reorganization to the Board at a meeting of the Board on June 19, 1997. In recommending the Reorganization, FMR also advised the Board that the funds have identical investment objectives and similar policies and permissible investments. In particular, at that time FMR informed the Board that the funds differed primarily with respect to their expense structures and interest rate sensitivity.
 The Board also considered that former shareholders of Spartan NY Intermediate will receive shares of Fidelity NY Income equal to the value of their shares of Spartan NY Intermediate. In addition, the funds have received an opinion of counsel that, except with respect to
Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan NY Intermediate or Fidelity NY Income or to the shareholders of either fund.
 Furthermore, on June 19, 1997, the Board considered FMR's representation to the Board that if the Reorganization is approved, it would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 1999, resulting in an immediate savings of 0.02% to shareholders of both Spartan NY Intermediate and Fidelity NY Income (based on total fund operating expenses for the 12 months ended May 31, 1997). Previously, FMR informed the Board that effective April 1, 1997, it would voluntarily agree to limit Fidelity NY Income's total operating expenses to 0.55% of average net assets. FMR informed the Board that it would pay all of Spartan NY Intermediate Income's expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation. The Board was informed that any expenses associated with the Reorganization, including professional fees and any additional merger-related costs directly attributable to Fidelity NY Income would be borne by Fidelity NY Income provided they do not exceed the fund's 0.55% expense cap.
 In addition, the Board also considered that Spartan NY Intermediate shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 Finally, the Board considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity New York Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity NY Income is one of four funds of the trust. Each share of Fidelity NY Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity NY Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity NY Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan NY Intermediate's assets for Fidelity NY Income's shares and the assumption of the liabilities of Spartan NY Intermediate by Fidelity NY Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan NY Intermediate and Fidelity NY Income, substantially to the effect that:
 (i) The acquisition by Fidelity NY Income of all of the assets of Spartan NY Intermediate solely in exchange for Fidelity NY Income shares and the assumption by Fidelity NY Income of Spartan NY Intermediate's liabilities, followed by the distribution by Spartan NY Intermediate of Fidelity NY Income shares to the shareholders of Spartan NY Intermediate pursuant to the liquidation of Spartan NY Intermediate and constructively in exchange for their Spartan NY Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan NY Intermediate and Fidelity NY Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan NY Intermediate upon the transfer of all of its assets to Fidelity NY Income in exchange solely for Fidelity NY Income shares and Fidelity NY Income's assumption of Spartan NY Intermediate's liabilities, followed by Spartan NY Intermediate's subsequent distribution of those shares to shareholders in liquidation of Spartan NY Intermediate;
 (iii) No gain or loss will be recognized by Fidelity NY Income upon the receipt of the assets of Spartan NY Intermediate in exchange solely for Fidelity NY Income shares and its assumption of Spartan NY Intermediate's liabilities;
 (iv) The shareholders of Spartan NY Intermediate will recognize no gain or loss upon the exchange of their Spartan NY Intermediate shares solely for Fidelity NY Income shares;
 (v) The basis of Spartan NY Intermediate's assets in the hands of Fidelity NY Income will be the same as the basis of those assets in the hands of Spartan NY Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity NY Income will include the holding period of those assets in the hands of Spartan NY Intermediate;
 (vi) The basis of Spartan NY Intermediate shareholders in Fidelity NY Income shares will be the same as their basis in Spartan NY Intermediate shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity NY Income shares to be received by the Spartan NY Intermediate shareholders will include the period during which the Spartan NY Intermediate shares to be surrendered in exchange therefor were held, provided such Spartan NY Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan NY Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of January 31, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets      Net Asset   Shares
                                          Value       Outstanding
                                          Per Share

Spartan NY Intermediate    $56,309,079     $ 9.84       5,721,853

Fidelity NY Income         $401,070,808    $ 12.29      32,636,412

Pro Forma Combined Fund    $457,379,887    $ 12.29      37,218,111

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on June 19, 1997. The Board of Trustees of Fidelity New York Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan NY Intermediate and Fidelity NY Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan NY Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity New York Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.
3. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND AND FIDELITY NEW YORK MUNICIPAL INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 3 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity NY Income acquiring as of the Closing Date all of the assets of Fidelity NY Insured in exchange solely for shares of Fidelity NY Income and the assumption by Fidelity NY Income of Fidelity NY Insured's liabilities; and (b) the distribution of shares of Fidelity NY Income to the shareholders of Fidelity NY Insured as provided for in the Agreement.
 The assets of Fidelity NY Insured to be acquired by Fidelity NY Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Fidelity NY Insured, and any deferred or prepaid expenses shown as an asset on the books of Fidelity NY Insured on the Closing Date. Fidelity NY Income will assume from Fidelity NY Insured all liabilities, debts, obligations, and duties of Fidelity NY Insured of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Fidelity NY Insured will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity NY Income also will deliver to Fidelity NY Insured the number of full and fractional shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Fidelity NY Insured less the liabilities of Fidelity NY Insured as of the Closing Date. Fidelity NY Insured shall then distribute the Fidelity NY Income shares PRO RATA to its shareholders.
 The value of Fidelity NY Insured's assets to be acquired by Fidelity NY Income and the amount of its liabilities to be assumed by Fidelity NY Income will be determined as of the close of business (4:00 p.m. Eastern time) of Fidelity NY Insured on the Closing Date, using the valuation procedures set forth in Fidelity NY Insured's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity NY Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Fidelity NY Insured will distribute to its shareholders of record the shares of Fidelity NY Income it received, so that each Fidelity NY Insured shareholder will receive the number of full and fractional shares of Fidelity NY Income equal in value to the aggregate net asset value of shares of Fidelity NY Insured held by such shareholder on the Closing Date; Fidelity NY Insured will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity NY Income in the names of the Fidelity NY Insured shareholders and by transferring thereto shares of Fidelity NY Income. Each Fidelity NY Insured shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity NY Income due that shareholder. Fidelity NY Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Fidelity NY Insured shareholder will own shares of Fidelity NY Income equal to the aggregate net asset value of that shareholder's shares of Fidelity NY Insured immediately prior to the Reorganization. The net asset value per share of Fidelity NY Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity NY Income in a name other than that of the registered holder of the shares on the books of Fidelity NY Insured as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity NY Insured is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity NY Insured is liquidated.
 Pursuant to FMR's management contracts with Fidelity NY Insured and Fidelity NY Income, any merger-related expenses directly attributable to Fidelity NY Insured or Fidelity NY Income will be borne by the individual fund which incurs them; provided that they do not exceed the funds' 0.55% expense cap. However, there may be some transaction costs associated with portfolio adjustments to Fidelity NY Insured and Fidelity NY Income due to the Reorganization prior to the Closing Date which will be borne by Fidelity NY Insured and Fidelity NY Income, respectively. Any transaction costs associated with portfolio adjustments to Fidelity NY Insured and Fidelity NY Income due to the Reorganization which occur after the Closing Date will be borne by Fidelity NY Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.
REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.
 In considering the Reorganization, the Board considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2) the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9) the benefit to FMR and to shareholders of the funds.
 FMR recommended the Reorganization to the Board at a meeting of the Board on June 19, 1997. In recommending the Reorganization, FMR also advised the Board that the funds have identical investment objectives and similar policies and permissible investments. In particular, at that time FMR informed the Board that the funds differed primarily with respect to their level of holdings in insured bonds.
 The Board also considered that former shareholders of Fidelity NY Insured will receive shares of Fidelity NY Income equal to the value of their shares of Fidelity NY Insured. In addition, the funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Fidelity NY Insured or Fidelity NY Income or to the shareholders of either fund.
 Furthermore, on June 19, 1997, the Board considered FMR's representation to the Board that if the Reorganization is approved, it would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 1999, resulting in an immediate savings of 0.02% to shareholders of both Fidelity NY Insured and Fidelity NY Income (based on total fund operating expenses for the 12 months ended May 31, 1997). Previously, FMR informed the Board that effective April 1, 1997, it would voluntarily agree to limit Fidelity NY Income's and Fidelity NY Insured's total operating expenses to 0.55% of average net assets. FMR informed the Board that any expenses associated with the Reorganization, including professional fees, additional merger-related costs, or the costs of proxy solicitation directly attributable to Fidelity NY Insured or Fidelity NY Income would be borne by the individual fund that incurred them, provided they do not exceed the funds' 0.55% expense cap.
 Finally, the Board considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity New York Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity NY Income is one of four funds of the trust. Each share of Fidelity NY Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity NY Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity NY Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Fidelity NY Insured's assets for Fidelity NY Income's shares and the assumption of the liabilities of Fidelity NY Insured by Fidelity NY Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Fidelity NY Insured and Fidelity NY Income, substantially to the effect that:
 (i) The acquisition by Fidelity NY Income of all of the assets of Fidelity NY Insured solely in exchange for Fidelity NY Income shares and the assumption by Fidelity NY Income of Fidelity NY Insured's liabilities, followed by the distribution by Fidelity NY Insured of Fidelity NY Income shares to the shareholders of Fidelity NY Insured pursuant to the liquidation of Fidelity NY Insured and constructively in exchange for their Fidelity NY Insured shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Fidelity NY Insured and Fidelity NY Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Fidelity NY Insured upon the transfer of all of its assets to Fidelity NY Income in exchange solely for Fidelity NY Income shares and Fidelity NY Income's assumption of Fidelity NY Insured's liabilities, followed by Fidelity NY Insured's subsequent distribution of those shares to shareholders in liquidation of Fidelity NY Insured;
 (iii) No gain or loss will be recognized by Fidelity NY Income upon the receipt of the assets of Fidelity NY Insured in exchange solely for Fidelity NY Income shares and its assumption of Fidelity NY Insured's liabilities;
 (iv) The shareholders of Fidelity NY Insured will recognize no gain or loss upon the exchange of their Fidelity NY Insured shares solely for Fidelity NY Income shares;
 (v) The basis of Fidelity NY Insured's assets in the hands of Fidelity NY Income will be the same as the basis of those assets in the hands of Fidelity NY Insured immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity NY Income will include the holding period of those assets in the hands of Fidelity NY Insured;
 (vi) The basis of Fidelity NY Insured shareholders in Fidelity NY Income shares will be the same as their basis in Fidelity NY Insured shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity NY Income shares to be received by the Fidelity NY Insured shareholders will include the period during which the Fidelity NY Insured shares to be surrendered in exchange therefor were held, provided such Fidelity NY Insured shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Fidelity NY Insured should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of January 31, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganizations.
                          Net Assets      Net Asset   Shares
                                          Value       Outstanding
                                          Per Share

Fidelity NY Insured       $315,151,994     $ 11.68      26,989,355

Fidelity NY Income        $401,070,808     $ 12.29      32,636,412

Pro Forma Combined Fund   $716,222,802     $ 12.29      58,279,373

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on June 19, 1997. The Board of Trustees of Fidelity New York Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Fidelity NY Insured and Fidelity NY Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Fidelity NY Insured will continue to engage in business as a fund of a registered investment company and the Board of Fidelity New York Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.
ADDITIONAL INFORMATION ABOUT FIDELITY NEW YORK
MUNICIPAL INCOME FUND
 Fidelity New York Municipal Income Fund's Prospectus (dated March 31,
1997 and supplemented    August     2   9    , 1997), is enclosed with
this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Fidelity New York Municipal Income Fund's financial highlights for the fiscal year ended January 31, 1997, as shown below:
FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA



1.Years ended
January 31    1997       1996       1995       1994F      1993D      1992C      1991C      1990C      1989C      1988C

2.Net asset value,
beginning     $ 12.540   $ 11.370   $ 13.050   $ 12.660   $ 12.100   $ 11.750   $ 11.370   $ 11.640   $ 11.160   $ 11.480
of period

3.Income from
Investment    .629       .635       .673       .714       .580       .773       .789       .806       .796       .794
Operations
 Net interest income

4. Net realized and
unrealized     (.246)     1.177      (1.440)    .850       .560       .350       .380       (.270)     .480       (.220)
 gain (loss)

5. Total from
investment     .383       1.812      (.767)     1.564      1.140      1.123      1.169      .536       1.276      .574
 operations

6.Less Distribut
ions           (.631)G    (.642)G    (.673)     (.714)     (.580)     (.773)     (.789)     (.806)     (.796)     (.794)
 From net interest income

7. From net realized
gain          (.002)     --         (.210)     (.460)     --         --         --         --         --         (.100)

8. In excess of net
realized       --         --         (.030)     --         --         --         --         --         --         --
gain

9. Total distribut
ions          (.633)     (.642)     (.913)     (1.174)    (.580)     (.773)     (.789)     (.806)     (.796)     (.894)

10.Net asset value,
end           $ 12.290   $ 12.540   $ 11.370   $ 13.050   $ 12.660   $ 12.100   $ 11.750   $ 11.370   $ 11.640   $ 11.160
of period

11.Total
returnB       3.22%      16.29%     (5.78)%    12.70%     9.60%      9.80%      10.59%     4.62%      11.81%     5.26%


RATIOS AND SUPPLEMENTAL DATA

12.Net assets, end of period     $ 401    $ 434    $ 394    $ 491    $ 446     $ 412    $ 386    $ 381    $ 368    $ 312
(In millions)

13.Ratio of expenses to           .59%     .59%     .58%     .58%     .61%A     .61%     .59%     .61%     .63%     .67%E
average net assets

14.Ratio of expenses to average   .59%     .58%H    .58%     .58%     .61%A     .61%     .59%     .61%     .63%     .67%E
net assets after expense
reductions

15.Ratio of net interest income   5.15%    5.26%    5.77%    5.45%    6.08%A    6.52%    6.81%    6.87%    6.99%    7.10%
to average net assets

16.Portfolio turnover rate        44%      83%      34%      70%      45%A      30%      45%      34%      49%      64%


A  ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C  YEARS ENDED APRIL 30
D  MAY 1, 1992 TO JANUARY 31, 1993
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
F EFFECTIVE FEBRUARY1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity New York Municipal Income Fund shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.
 EXPERTS. The audited financial statements of Spartan NY Income, Spartan NY Intermediate, Fidelity NY Insured, and Fidelity NY Income, incorporated by reference into the Statement of Additional
Information, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended January 31, 1997.The financial statements audited by Price Waterhouse LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
 AVAILABLE INFORMATION. Fidelity New York Municipal Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity New York Municipal Trust, in care of Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
ATTACHMENT 1
EXCERPTS FROM ANNUAL REPORT OF FIDELITY NEW YORK MUNICIPAL INCOME FUND DATED JANUARY 31, 1997
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

Fidelity New York Municipal Income            3.22%    7.24%    6.92%

Lehman Brothers New York 4 Plus Year          4.17%    n/a
 Municipal Bond Index                                           n/a

New York Municipal Debt Funds Average         2.62%    6.83%    6.62%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970131 19970212 091906 S00000000000001
             NY Muni Income              LB Municipal Bond
             00071                       LB015
  1987/01/31      10000.00                    10000.00
  1987/02/28      10085.60                    10049.20
  1987/03/31      10010.23                     9942.68
  1987/04/30       9349.04                     9443.75
  1987/05/31       9265.40                     9396.91
  1987/06/30       9416.65                     9672.81
  1987/07/31       9537.47                     9771.47
  1987/08/31       9568.17                     9793.46
  1987/09/30       9029.29                     9432.37
  1987/10/31       9146.00                     9465.76
  1987/11/30       9327.89                     9712.91
  1987/12/31       9528.80                     9853.85
  1988/01/31       9956.86                    10204.84
  1988/02/29      10064.73                    10312.71
  1988/03/31       9801.15                    10193.08
  1988/04/30       9840.69                    10270.55
  1988/05/31       9889.46                    10240.86
  1988/06/30      10061.86                    10390.69
  1988/07/31      10128.28                    10458.44
  1988/08/31      10159.68                    10467.64
  1988/09/30      10372.07                    10657.10
  1988/10/31      10614.67                    10844.67
  1988/11/30      10502.02                    10745.33
  1988/12/31      10664.51                    10855.26
  1989/01/31      10791.63                    11079.74
  1989/02/28      10706.05                    10953.32
  1989/03/31      10685.75                    10927.14
  1989/04/30      11002.64                    11186.55
  1989/05/31      11198.03                    11418.90
  1989/06/30      11356.22                    11573.97
  1989/07/31      11458.20                    11731.49
  1989/08/31      11397.51                    11616.64
  1989/09/30      11348.99                    11582.02
  1989/10/31      11412.22                    11723.67
  1989/11/30      11576.24                    11928.83
  1989/12/31      11654.39                    12026.41
  1990/01/31      11589.86                    11969.53
  1990/02/28      11666.37                    12076.05
  1990/03/31      11636.25                    12079.68
  1990/04/30      11511.10                    11992.22
  1990/05/31      11770.17                    12254.01
  1990/06/30      11927.84                    12361.72
  1990/07/31      12127.39                    12543.44
  1990/08/31      11927.52                    12361.31
  1990/09/30      11925.46                    12368.36
  1990/10/31      11995.72                    12592.72
  1990/11/30      12210.02                    12845.96
  1990/12/31      12247.81                    12901.84
  1991/01/31      12413.98                    13074.98
  1991/02/28      12492.60                    13188.73
  1991/03/31      12551.88                    13193.48
  1991/04/30      12730.23                    13368.95
  1991/05/31      12821.69                    13487.80
  1991/06/30      12859.31                    13474.45
  1991/07/31      13061.09                    13638.57
  1991/08/31      13220.84                    13818.19
  1991/09/30      13447.97                    13998.10
  1991/10/31      13586.04                    14124.09
  1991/11/30      13645.57                    14163.49
  1991/12/31      13886.88                    14467.44
  1992/01/31      13766.73                    14500.43
  1992/02/29      13825.61                    14505.07
  1992/03/31      13845.52                    14510.43
  1992/04/30      13977.76                    14639.58
  1992/05/31      14192.65                    14811.88
  1992/06/30      14474.24                    15060.43
  1992/07/31      14923.80                    15511.94
  1992/08/31      14731.31                    15360.70
  1992/09/30      14818.83                    15461.16
  1992/10/31      14588.10                    15309.17
  1992/11/30      14924.84                    15583.36
  1992/12/31      15133.66                    15742.47
  1993/01/31      15319.68                    15925.55
  1993/02/28      15918.62                    16501.58
  1993/03/31      15748.33                    16327.16
  1993/04/30      15907.48                    16491.90
  1993/05/31      16008.65                    16584.58
  1993/06/30      16280.29                    16861.38
  1993/07/31      16294.94                    16883.47
  1993/08/31      16669.38                    17234.98
  1993/09/30      16842.94                    17431.29
  1993/10/31      16856.24                    17464.93
  1993/11/30      16676.93                    17311.06
  1993/12/31      17085.19                    17676.50
  1994/01/31      17265.88                    17878.37
  1994/02/28      16752.87                    17415.32
  1994/03/31      15893.99                    16706.16
  1994/04/30      16023.15                    16847.83
  1994/05/31      16196.68                    16993.90
  1994/06/30      15998.84                    16890.07
  1994/07/31      16336.64                    17199.67
  1994/08/31      16400.37                    17259.18
  1994/09/30      16073.77                    17005.81
  1994/10/31      15692.92                    16703.79
  1994/11/30      15211.08                    16401.78
  1994/12/31      15715.91                    16762.79
  1995/01/31      16267.96                    17241.87
  1995/02/28      16826.01                    17743.26
  1995/03/31      17019.24                    17947.13
  1995/04/30      17052.54                    17968.31
  1995/05/31      17668.57                    18541.68
  1995/06/30      17452.78                    18380.37
  1995/07/31      17558.19                    18554.61
  1995/08/31      17812.20                    18789.88
  1995/09/30      17904.64                    18908.82
  1995/10/31      18237.38                    19183.76
  1995/11/30      18581.39                    19502.02
  1995/12/31      18791.66                    19689.43
  1996/01/31      18917.74                    19838.09
  1996/02/29      18721.57                    19704.18
  1996/03/31      18442.17                    19452.36
  1996/04/30      18384.34                    19397.31
  1996/05/31      18374.97                    19389.55
  1996/06/30      18607.31                    19600.70
  1996/07/31      18767.13                    19779.07
  1996/08/31      18710.02                    19774.32
  1996/09/30      19022.67                    20051.16
  1996/10/31      19262.52                    20277.94
  1996/11/30      19626.35                    20649.03
  1996/12/31      19505.16                    20562.30
  1997/01/31      19527.10                    20601.16
IMATRL PRASUN   SHR__CHT 19970131 19970212 091909 R00000000000123

$10,000 OVER 10 YEARS

Fidelity NY Muni Income Fund Lehman Brothers Muni Bond Index
$20,601
$19,527
$
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity New York Municipal Income Fund on January 31, 1987. As the chart shows, by January 31, 1997, the value of the investment would have grown to $19,527- a 95.27% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 would have grown to $20,601- a 106.01% increase.

MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending January 31, 1997.
However, uncertainty over the
direction of the economy and
Federal Reserve Board monetary
policy affected all bonds. For the
period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the municipal bond
market - had a total return of
3.85%. In comparison, the Lehman
Brothers Aggregate Bond Index -
a broad measure of the
performance of the U.S. taxable
bond market - returned 3.26%.
New issue supply was strong
through most of the period, but
insurance companies and
individual investors helped sustain
demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like most
domestic bonds, munis were
affected by signs of strength in the
economy early in 1996.
Nevertheless, the market conditions
that supported the muni market
helped munis enter the fall trading
at expensive levels relative to
taxable counterparts. However,
demand declined in October and
munis stalled because their rich
valuations made them less
attractive buy candidates, and those
investors who owned munis sought
to sell them to take profits. Munis
outperformed comparable
Treasuries in November and
December, but lagged in January.
From December on, munis and the
rest of the bond market stalled as a
result of conflicting economic data
and fears that inflation might
encourage the Fed to raise
short-term rates.
An interview with Norm Lind, Portfolio Manager of Fidelity New York Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the year that ended January 31, 1997, the fund had a total return of 3.22%. That was better than the New York municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 2.62%. The fund's benchmark - the Lehman Brothers New York 4 Plus Year Municipal Bond Index - had a total return of 4.17% over the same period.
Q. BONDS ISSUED BY NEW YORK CITY PLAYED AN IMPORTANT ROLE IN THE FUND'S PERFORMANCE DURING THE PERIOD. CAN YOU TELL US ABOUT THAT?
A. Sure. Uninsured intermediate-maturity bonds - those with maturities between three and 10 years - issued by New York City were among the best performers in the New York municipal market, and they were a key reason why the fund fared better than many of its competitors. Their strong performance was triggered, in part, by the strength of Wall Street and its contribution to New York City's rising revenues. Tightening credit spreads were another reason for the strong performance of uninsured New York City bonds. Credit spreads - which measure the difference in yields between bonds with various credit ratings - tightened throughout the year, and lower-quality bonds provided a smaller yield advantage over higher-quality bonds than they had previously.
Q. WHILE THE FUND BEAT THE AVERAGE FUND OF ITS TYPE, IT LAGGED ITS BENCHMARK. WHY WAS THAT?
A. While New York City bonds held by the fund helped performance, the fund had a much lighter weighting in those bonds than its benchmark. These bonds comprise roughly one-quarter of the benchmark, while the fund had about 10% of its investments in them at the end of the period. As a general rule, I try to avoid having the fund's performance overly dependent on the fortunes of one issuer. That's one reason why I kept the fund's stake in New York City bonds low relative to the benchmark. I held off buying a lot of these bonds early on because I was worried that the city's budget process might prove to be difficult and because I thought their prices were relatively high. But in hindsight, I didn't build up the fund's stake in these bonds fast enough, and that was probably my biggest disappointment during this period.
Q. WERE THERE OTHER TYPES OF BONDS THAT BENEFITED FROM TIGHTER CREDIT
SPREADS?
A. State-appropriated bonds were another beneficiary of tighter credit spreads. As I've mentioned in previous reports, the supply of state-appropriated bonds varies a fair amount during the year, a function of the state's budgetary process. I bought some state-appropriated bonds in early 1996, correctly anticipating that supply would slow if the budget were delayed, thereby constraining the state's ability to issue new debt. Because of the lack of new issuance in the spring of 1996, state-appropriated bonds began to look relatively rich - or expensive compared to their historical value. So I sold some to take advantage of their high prices. Late in the year, supply was more normalized and state-appropriated bonds appeared to be selling below what I felt their real value should be. So I bought back some of these high-yielding bonds at attractive prices. Both the early strong price performance of state-appropriated bonds and their high yields benefited the fund's performance.
Q. THE FUND HAS A FAIR AMOUNT OF NON-CALLABLE PREMIUM BONDS. WHAT ARE THE UPSIDE AND DOWNSIDE OF THESE BONDS?
A. First, the non-callability can provide the potential for price appreciation when interest rates fall because the bond can't be redeemed by its issuer before its stated maturity. Second, the premium
- or above face value - price gives the bond DE MINIMIS protection. This protects the bond's gains from unfavorable tax treatment that can occur during particular market environments. In periods when the market is strong, non-callable premiums generally do well. In periods when the market is flat, these bonds are at somewhat of a disadvantage since their yield is not as high as other types of bonds.
Q. WHAT FACTORS DO YOU THINK WILL SHAPE THE NEW YORK MUNICIPAL MARKET IN THE COMING MONTHS?
A. From a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation that could negatively affect them. I don't expect to see a tremendous amount of supply, and what there is should be easily digested if demand remains firm. As far as munis issued in New York state go, I'll be monitoring, among other things, the state budget process. Last year, workmen's compensation issues held up the budget. In 1997, the holdup could come from discussions on welfare reform and/or the bailout of Long Island Lighting Company. If that's the case, there may be less supply in the short term and New York bonds may perform well.
Q. WHAT FACTORS DO YOU THINK WILL SHAPE THE NEW YORK MUNICIPAL MARKET IN THE COMING MONTHS?
A. From a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation that could negatively affect them. I don't expect to see a tremendous amount of supply, and what there is should be easily digested if demand remains firm. As far as munis issued in New York state go, I'll be monitoring, among other things, the state budget process. Last year, workmen's compensation issues held up the budget. In 1997, the holdup could come from discussions on welfare reform and/or the bailout of Long Island Lighting Company. If that's the case, there may be less supply in the short term and New York bonds may perform well. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT DATED JANUARY 31, 1997. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.





NORM LIND ON MUNICIPAL
BOND INSURANCE AND ITS
EFFECT ON THE NEW YORK
MUNI MARKET:
"Roughly one-third of all new
municipal bonds issued in the state
of New York carry insurance,
compared to about 17% at the
beginning of the decade. One
implication of this development is the
increasing difficulty for this fund in
finding additional yield. Bonds that
might naturally carry an A-rating, an
Aa-rating or even a Baa-rating
are being insured and offer
lower yields because they are
insured. In fact, the high incidence of
insurance helps to explain why the
difference in yield between higher-
and lower-quality bonds has
narrowed over the past year. Many
yield-hungry investors gravitated
toward securities without insurance
- such as uninsured New York City
bonds - in order to find extra
income. In the process, they sent
some uninsured bond yields closer
to yields offered by insured bonds.
Even though this situation has posed
a significant challenge, I look for
high-yielding opportunities that
might crop up as a function of
structure, demand or other factors."

ATTACHMENT 2
ANNUAL FUND OPERATING EXPENSES AND EXAMPLES OF FUND EXPENSES FOR CERTAIN REORGANIZATIONS
IF JUST SPARTAN NY INCOME REORGANIZATION IS APPROVED:
                                Spartan NY    Fidelity NY   Pro Forma
                                Income        IncomeA       Expenses
                                                            Combined
                                                            FundB

Management Fees                 0.55%         0.35%         0.36%
(after reimbursement)

Other Expenses                  0.00%         0.20%         0.17%

Total Fund Operating Expenses   0.55%         0.55%         0.53%
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
EXAMPLE:
                     After 1    After 3    After 5    After 10
                     Year       Years      Years      Years

Spartan NY Income    $6         $18        $31        $69

Fidelity NY Income   $6         $18        $31        $69

Combined Fund        $5         $17        $30        $66

IF JUST SPARTAN NY INTERMEDIATE REORGANIZATION IS APPROVED:
                        Spartan NY     Fidelity NY   Pro Forma
                        Intermediate   IncomeA       Expenses
                                                     Combined
                                                     FundB

Management Fees         0.55%          0.35%         0.34%
(after reimbursement)

Other Expenses          0.00%          0.20%         0.19%

Total Fund              0.55%          0.55%         0.53%
Operating Expenses
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.40%, 0.19%, and 0.59%, respectively.
EXAMPLE:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan NY Intermediate   $6         $18        $31        $69

Fidelity NY Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

IF JUST FIDELITY NY INSURED REORGANIZATION IS APPROVED:
                                Fidelity NY   Fidelity NY   Pro Forma
                                InsuredA      IncomeA       Expenses
                                                            Combined
                                                            FundB

Management Fees                 0.35%         0.35%         0.35%
(after reimbursement)

Other Expenses                  0.20%         0.20%         0.18%

Total Fund Operating Expenses   0.55%         0.55%         0.53%
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively for Fidelity NY Insured and 0.39%, 0.20%. and 0.59%, respectively for Fidelity NY Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.18%, and 0.57%, respectively.
EXAMPLE:
                      After 1    After 3    After 5    After 10
                      Year       Years      Years      Years

Fidelity NY Insured   $6         $18        $31        $69

Fidelity NY Income    $6         $18        $31        $69

Combined Fund         $5         $17        $30        $66

IF JUST SPARTAN NY INCOME AND SPARTAN NY INTERMEDIATE REORGANIZATIONS
ARE APPROVED:
                        Spartan NY   Spartan NY     Fidelity NY   Pro Forma
                        Income       Intermediate   IncomeA       Expenses
                                                                  Combined
                                                                  FundB

Management Fees         0.55%        0.55%          0.35%         0.36%
(after
reimbursement)

Other Expenses          0.00%        0.00%          0.20%         0.17%

Total Fund Operating    0.55%        0.55%          0.55%         0.53%
Expenses
(after
reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
EXAMPLE:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan NY Income         $6         $18        $31        $69

Spartan NY Intermediate   $6         $18        $31        $69

Fidelity NY Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

IF JUST SPARTAN NY INCOME AND FIDELITY NY INSURED REORGANIZATIONS ARE
APPROVED:
                        Spartan NY   Fidelity NY   Fidelity NY   Pro Forma
                        Income       InsuredA      IncomeA       Expenses
                                                                 Combined
                                                                 FundB

Management Fees         0.55%        0.35%         0.35%         0.37%
(after reimbursement)

Other Expenses          0.00%        0.20%         0.20%         0.16%

Total Fund Operating    0.55%        0.55%         0.55%         0.53%
Expenses
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively for Fidelity NY Insured and 0.39%, 0.20%, and 0.59%, respectively for Fidelity NY Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLE:
                      After 1    After 3    After 5    After 10
                      Year       Years      Years      Years

Spartan NY Income     $6         $18        $31        $69

Fidelity NY Insured   $6         $18        $31        $69

Fidelity NY Income    $6         $18        $31        $69

Combined Fund         $5         $17        $30        $66

IF JUST SPARTAN NY INTERMEDIATE AND FIDELITY NY INSURED
REORGANIZATIONS ARE APPROVED:
                        Spartan NY     Fidelity NY   Fidelity NY   Pro Forma
                        Intermediate   InsuredA      IncomeA       Expenses
                                                                   Combined
                                                                   FundB

Management Fees         0.55%          0.35%         0.35%         0.35%
(after reimbursement)

Other Expenses          0.00%          0.20%         0.20%         0.18%

Total Fund Operating    0.55%          0.55%         0.55%         0.53%
Expenses
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of the fund's average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively for Fidelity NY Insured and 0.39%, 0.20%, and 0.59%, respectively for Fidelity NY Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.18%, and 0.57%, respectively.
EXAMPLE:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan NY Intermediate   $6         $18        $31        $69

Fidelity NY Insured       $6         $18        $31        $69

Fidelity NY Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 20th day of October 1997, by and between Spartan New York Municipal Income Fund (Spartan NY Income) and Fidelity New York Municipal Income Fund (Fidelity NY Income), funds of Fidelity New York Municipal Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan NY Income and Fidelity NY Income may be referred to herein collectively as the "funds" or each individually as the "fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan NY Income to Fidelity NY Income solely in exchange for shares of beneficial interest in Fidelity NY Income (the Fidelity NY Income Shares) and the assumption by Fidelity NY Income of Spartan NY Income's liabilities; and (b) the constructive distribution of such shares by Spartan NY Income PRO RATA to its shareholders in complete liquidation and termination of Spartan NY Income in exchange for all of Spartan NY Income's outstanding shares. Spartan NY Income shall receive shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Spartan NY Income on the Closing Date (as defined in Section 6), which Spartan NY Income shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN NY INCOME.
 Spartan NY Income represents and warrants to and agrees with Fidelity NY Income that:
 (a) Spartan NY Income is a series of Fidelity New York Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity New York Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan
NY    Income (both dated March 31, 1997 with a Prospectus supplement
dated August 29, 1997     and a Statement of Additional Information
supplement date May 1, 1997), previously furnished to Fidelity NY Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan NY Income, threatened against Spartan NY Income which assert liability on the part of Spartan NY Income. Spartan NY Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan NY Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan NY Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan NY Income is a party or by which Spartan NY Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan NY Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan NY Income at January 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity NY Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan NY Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of January 31, 1997 and those incurred in the ordinary course of Spartan NY Income's business as an investment company since January 31, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity New York Municipal Trust on Form N-14 relating to the shares of Fidelity NY Income issuable hereunder and the proxy statement of Spartan NY Income included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan NY Income (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan NY Income, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan NY Income (other than this Agreement) will be terminated without liability to Spartan NY Income prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan NY Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan NY Income has filed or will file all federal and state tax returns which, to the knowledge of Spartan NY Income's officers, are required to be filed by Spartan NY Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan NY Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan NY Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan NY Income are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan NY Income will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity NY Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan NY Income will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan NY Income to be transferred to Fidelity NY Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan NY Income's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity NY Income will acquire Spartan NY Income's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity NY Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan NY Income, and this Agreement constitutes a valid and binding obligation of Spartan NY Income enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY NY INCOME.
 Fidelity NY Income represents and warrants to and agrees with Spartan NY Income that:
 (a) Fidelity NY Income is a series of Fidelity New York Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity New York Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c)    The Prospectus and Statement of Additional Information of
Fidelity NY Income (both d    ated March 31, 1997 with a Prospectus
supplement dated August 29, 1997 and a Statement of Additional Information supplement dated May 1, 1997), previously furnished to Spartan NY Income did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity NY Income, threatened against Fidelity NY Income which assert liability on the part of Fidelity NY Income. Fidelity NY Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity NY Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity NY Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity NY Income is a party or by which Fidelity NY Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity NY Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity NY Income at January 31,1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Spartan NY Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity NY Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of January 31, 1997 and those incurred in the ordinary course of Fidelity NY Income's business as an investment company since January 31, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity NY Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity NY Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity NY Income's officers, are required to be filed by Fidelity NY Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity NY Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity NY Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on January 31, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity NY Income to be issued to Spartan NY Income will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the fund's Statement of Additional Information) by Fidelity NY Income, and no shareholder of Fidelity NY Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity NY Income, and this Agreement constitutes a valid and binding obligation of Fidelity NY Income enforceable in accordance with its terms, subject to approval by the shareholders of Spartan NY Income;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity NY Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity NY Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity NY Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity NY Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan NY Income and to the other terms and conditions contained herein, Spartan NY Income agrees to assign, sell, convey, transfer, and deliver to Fidelity NY Income as of the Closing Date all of the assets of Spartan NY Income of every kind and nature existing on the Closing Date. Fidelity NY Income agrees in exchange therefor: (i) to assume all of Spartan NY Income's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Spartan NY Income the number of full and fractional shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Spartan NY Income transferred hereunder, less the value of the liabilities of Spartan NY Income, determined as provided for under Section 4.
 (b) The assets of Spartan NY Income to be acquired by Fidelity NY Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims, choses in action, and other property owned by Spartan NY Income, and any deferred or prepaid expenses shown as an asset on the books of Spartan NY Income on the Closing Date. Spartan NY Income will pay or cause to be paid to Fidelity NY Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity NY Income hereunder, and Fidelity NY Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan NY Income to be assumed by Fidelity NY Income shall include (except as otherwise provided for herein) all of Spartan NY Income's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan NY Income agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Spartan NY Income will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity NY Income Shares in exchange for such shareholders' shares of beneficial interest in Spartan NY Income and Spartan NY Income will be liquidated in accordance with Spartan NY Income's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the funds' transfer agent opening accounts on Fidelity NY Income's share transfer books in the names of the Spartan NY Income shareholders and transferring the Fidelity NY Income Shares thereto. Each Spartan NY Income shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity NY Income Shares due that shareholder. All outstanding Spartan NY Income shares, including any represented by certificates, shall simultaneously be canceled on Spartan NY Income's share transfer records. Fidelity NY Income shall not issue certificates representing the Fidelity NY Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan NY Income is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity NY Income Shares in a name other than that of the registered holder on Spartan NY Income's books of the Spartan NY Income shares constructively exchanged for the Fidelity NY Income Shares shall be paid by the person to whom such Fidelity NY Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity NY Income will deliver to Spartan NY Income the number of Fidelity NY Income Shares having an aggregate net asset value equal to the value of the assets of Spartan NY Income transferred hereunder less the liabilities of Spartan NY Income, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity NY Income Shares to be delivered to Spartan NY Income, the value of the assets of Spartan NY Income transferred hereunder, and the value of the liabilities of Spartan NY Income to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity NY Income Shares shall be computed in the manner set forth in the then-current Fidelity NY Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan NY Income shall be computed in the manner set forth in the then-current Spartan NY Income Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan NY Income and Fidelity NY Income, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997.
5. FEES; EXPENSES.
 (a) Pursuant to Spartan NY Income's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses associated with the Reorganization which may be attributable to Fidelity NY Income will be borne by Fidelity NY Income, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997 (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Fidelity NY Income and Spartan NY Income represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on January 8, 1998, or at some other time, date, and place agreed to by Spartan NY Income and Fidelity NY Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan NY Income and the net asset value per share of Fidelity NY Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN NY INCOME.
 (a) Spartan NY Income agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity NY Income as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan NY Income.
 (b) Spartan NY Income agrees that as soon as reasonably practicable after distribution of the Fidelity NY Income Shares, Spartan NY Income shall be terminated as a series of Fidelity New York Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan NY Income shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INCOME.
 (a) That Spartan NY Income furnishes to Fidelity NY Income a statement, dated as of the Closing Date, signed by an officer of Fidelity New York Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan NY Income made in this Agreement are true and correct in all material respects and that Spartan NY Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan NY Income furnishes Fidelity NY Income with copies of the resolutions, certified by an officer of Fidelity New York Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan NY Income;
 (c) That, on or prior to the Closing Date, Spartan NY Income will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan NY Income substantially all of Spartan NY Income's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan NY Income shall deliver to Fidelity NY Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan NY Income's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan NY Income's custodian shall deliver to Fidelity NY Income a certificate identifying the assets of Spartan NY Income held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity NY Income; (ii) Spartan NY Income's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan NY Income's transfer agent shall deliver to Fidelity NY Income at the Closing a certificate setting forth the number of shares of Spartan NY Income outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan NY Income calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity NY Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan NY Income;
 (h) That Spartan NY Income delivers to Fidelity NY Income a certificate of an officer of Fidelity New York Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan NY Income's financial position since January 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan NY Income shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan NY Income or its transfer agent by Fidelity NY Income or its agents shall have revealed otherwise, Spartan NY Income shall have taken all actions that in the opinion of Fidelity NY Income are necessary to remedy any prior failure on the part of Spartan NY Income to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN NY INCOME.
 (a) That Fidelity NY Income shall have executed and delivered to Spartan NY Income an Assumption of Liabilities, certified by an officer of Fidelity New York Municipal Trust, dated as of the Closing Date pursuant to which Fidelity NY Income will assume all of the liabilities of Spartan NY Income existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity NY Income furnishes to Spartan NY Income a statement, dated as of the Closing Date, signed by an officer of Fidelity New York Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity NY Income made in this Agreement are true and correct in all material respects, and Fidelity NY Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan NY Income shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan NY Income and Fidelity NY Income, to the effect that the Fidelity NY Income Shares are duly authorized and upon delivery to Spartan NY Income as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity NY Income (except as disclosed in Fidelity NY Income's Statement of Additional Information) and no shareholder of Fidelity NY Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INCOME AND SPARTAN NY
INCOME.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan NY Income;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity NY Income or Spartan NY Income to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity NY Income or Spartan NY Income, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity NY Income and Spartan NY Income, threatened by the Commission; and
 (f) That Fidelity NY Income and Spartan NY Income shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity NY Income and Spartan NY Income that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan NY Income and Fidelity NY Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan NY Income upon the transfer of all of its assets to Fidelity NY Income in exchange solely for the Fidelity NY Income Shares and the assumption of Spartan NY Income's liabilities followed by the distribution of those Fidelity NY Income Shares to the shareholders of Spartan NY Income in liquidation of Spartan NY Income;
  (iii) No gain or loss will be recognized by Fidelity NY Income on the receipt of Spartan NY Income's assets in exchange solely for the Fidelity NY Income Shares and the assumption of Spartan NY Income's liabilities;
  (iv) The basis of Spartan NY Income's assets in the hands of Fidelity NY Income will be the same as the basis of such assets in Spartan NY Income's hands immediately prior to the Reorganization;
  (v) Fidelity NY Income's holding period in the assets to be received from Spartan NY Income will include Spartan NY Income's holding period in such assets;
  (vi) A Spartan NY Income shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan NY Income for the Fidelity NY Income Shares in the Reorganization;
  (vii) A Spartan NY Income shareholder's basis in the Fidelity NY Income Shares to be received by him or her will be the same as his or her basis in the Spartan NY Income shares exchanged therefor;
  (viii) A Spartan NY Income shareholder's holding period for his or her Fidelity NY Income Shares will include the holding period of Spartan NY Income shares exchanged, provided that those Spartan NY Income shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Spartan NY Income and Fidelity NY Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY NY INCOME AND SPARTAN NY INCOME.
 (a) Fidelity NY Income and Spartan NY Income each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan NY Income covenants that it is not acquiring the Fidelity NY Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan NY Income covenants that it will assist Fidelity NY Income in obtaining such information as Fidelity NY Income reasonably requests concerning the beneficial ownership of Spartan NY Income's shares; and
 (d) Spartan NY Income covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan NY Income will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity NY Income and Spartan NY Income may terminate this Agreement by mutual agreement. In addition, either Fidelity NY Income or Spartan NY Income may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Spartan NY Income or Fidelity NY Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity NY Income or Spartan NY Income; provided, however, that following the shareholders' meeting called by Spartan NY Income pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity NY Income Shares to be paid to Spartan NY Income shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each fund as trustees and not individually and that the obligations of each fund under this instrument are not binding upon any of such fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such fund. Each fund agrees that its obligations hereunder apply only to such fund and not to its shareholders individually or to the Trustees of such fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 20th day of October 1997, by and between Spartan New York Intermediate Municipal Income Fund (Spartan NY Intermediate) and Fidelity New York Municipal Income Fund (Fidelity NY Income), funds of Fidelity New York Municipal Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan NY Intermediate and Fidelity NY Income may be referred to herein collectively as the "funds" or each individually as the "fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan NY Intermediate to Fidelity NY Income solely in exchange for shares of beneficial interest in Fidelity NY Income (the Fidelity NY Income Shares) and the assumption by Fidelity NY Income of Spartan NY Intermediate's liabilities; and (b) the constructive distribution of such shares by Spartan NY Intermediate PRO RATA to its shareholders in complete liquidation and termination of Spartan NY Intermediate in exchange for all of Spartan NY Intermediate's outstanding shares. Spartan NY Intermediate shall receive shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Spartan NY Intermediate on the Closing Date (as defined in Section
6), which Spartan NY Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN NY INTERMEDIATE.
 Spartan NY Intermediate represents and warrants to and agrees with Fidelity NY Income that:
 (a) Spartan NY Intermediate is a series of Fidelity New York Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity New York Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan
NY    Intermediate (both dated March 31, 1997 with a Prospectus
supplement dated August 29, 1997 and a Statement of Additional
Information supplement dated May 1, 1997),     previously furnished to
Fidelity NY Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan NY Intermediate, threatened against Spartan NY Intermediate which assert liability on the part of Spartan NY Intermediate. Spartan NY Intermediate knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan NY Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan NY Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan NY Intermediate is a party or by which Spartan NY Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan NY Intermediate is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan NY Intermediate at January 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity NY Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan NY Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of January 31, 1997 and those incurred in the ordinary course of Spartan NY Intermediate's business as an investment company since January 31, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity New York Municipal Trust on Form N-14 relating to the shares of Fidelity NY Income issuable hereunder and the proxy statement of Spartan NY Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan NY Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan NY Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan NY Intermediate (other than this Agreement) will be terminated without liability to Spartan NY Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan NY Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan NY Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Spartan NY Intermediate's officers, are required to be filed by Spartan NY Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan NY Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan NY Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan NY Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan NY Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity NY Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan NY Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan NY Intermediate to be transferred to Fidelity NY Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan NY Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity NY Income will acquire Spartan NY Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity NY Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan NY Intermediate, and this Agreement constitutes a valid and binding obligation of Spartan NY Intermediate enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY NY INCOME.
 Fidelity NY Income represents and warrants to and agrees with Spartan NY Intermediate that:
 (a) Fidelity NY Income is a series of Fidelity New York Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity New York Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity NY Income (both dated March 31, 1997 with a Prospectus
supplement dated August 29, 1997 and     a Statement of Additional
Information supplement dated May 1, 1997), previously furnished to Spartan NY Intermediate did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity NY Income, threatened against Fidelity NY Income which assert liability on the part of Fidelity NY Income. Fidelity NY Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity NY Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity NY Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity NY Income is a party or by which Fidelity NY Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity NY Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity NY Income at January 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Spartan NY Intermediate. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity NY Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of January 31, 1997 and those incurred in the ordinary course of Fidelity NY Income's business as an investment company since January 31, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity NY Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity NY Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity NY Income's officers, are required to be filed by Fidelity NY Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity NY Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity NY Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on January 31, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity NY Income to be issued to Spartan NY Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the fund's Statement of Additional Information) by Fidelity NY Income, and no shareholder of Fidelity NY Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity NY Income, and this Agreement constitutes a valid and binding obligation of Fidelity NY Income enforceable in accordance with its terms, subject to approval by the shareholders of Spartan NY Intermediate;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity NY Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity NY Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity NY Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity NY Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan NY Intermediate and to the other terms and conditions contained herein, Spartan NY Intermediate agrees to assign, sell, convey, transfer, and deliver to Fidelity NY Income as of the Closing Date all of the assets of Spartan NY Intermediate of every kind and nature existing on the Closing Date. Fidelity NY Income agrees in exchange therefor: (i) to assume all of Spartan NY Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan NY Intermediate the number of full and fractional shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Spartan NY Intermediate transferred hereunder, less the value of the liabilities of Spartan NY Intermediate, determined as provided for under Section 4.
 (b) The assets of Spartan NY Intermediate to be acquired by Fidelity NY Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims, choses in action, and other property owned by Spartan NY Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan NY Intermediate on the Closing Date. Spartan NY Intermediate will pay or cause to be paid to Fidelity NY Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity NY Income hereunder, and Fidelity NY Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan NY Intermediate to be assumed by Fidelity NY Income shall include (except as otherwise provided for herein) all of Spartan NY Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan NY Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Spartan NY Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity NY Income Shares in exchange for such shareholders' shares of beneficial interest in Spartan NY Intermediate and Spartan NY Intermediate will be liquidated in accordance with Spartan NY Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the funds' transfer agent opening accounts on Fidelity NY Income's share transfer books in the names of the Spartan NY Intermediate shareholders and transferring the Fidelity NY Income Shares thereto. Each Spartan NY Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity NY Income Shares due that shareholder. All outstanding Spartan NY Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Spartan NY Intermediate's share transfer records. Fidelity NY Income shall not issue certificates representing the Fidelity NY Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan NY Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity NY Income Shares in a name other than that of the registered holder on Spartan NY Intermediate's books of the Spartan NY Intermediate shares constructively exchanged for the Fidelity NY Income Shares shall be paid by the person to whom such Fidelity NY Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity NY Income will deliver to Spartan NY Intermediate the number of Fidelity NY Income Shares having an aggregate net asset value equal to the value of the assets of Spartan NY Intermediate transferred hereunder less the liabilities of Spartan NY Intermediate, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity NY Income Shares to be delivered to Spartan NY Intermediate, the value of the assets of Spartan NY Intermediate transferred hereunder, and the value of the liabilities of Spartan NY Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity NY Income Shares shall be computed in the manner set forth in the then-current Fidelity NY Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan NY Intermediate shall be computed in the manner set forth in the then-current Spartan NY Intermediate Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan NY Intermediate and Fidelity NY Income.
5. FEES; EXPENSES.
 (a) Pursuant to Spartan NY Intermediate's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses associated with the Reorganization which may be attributable to Fidelity NY Income will be borne by Fidelity NY Income, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997 (but not including costs incurred in connection with the purchase or sale of portfolio securities).

 (b) Each of Fidelity NY Income and Spartan NY Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on January 15, 1998, or at some other time, date, and place agreed to by Spartan NY Intermediate and Fidelity NY Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan NY Intermediate and the net asset value per share of Fidelity NY Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN NY INTERMEDIATE.
 (a) Spartan NY Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity NY Income as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan NY Intermediate.
 (b) Spartan NY Intermediate agrees that as soon as reasonably practicable after distribution of the Fidelity NY Income Shares, Spartan NY Intermediate shall be terminated as a series of Fidelity New York Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan NY Intermediate shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INCOME.
 (a) That Spartan NY Intermediate furnishes to Fidelity NY Income a statement, dated as of the Closing Date, signed by an officer of Fidelity New York Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan NY Intermediate made in this Agreement are true and correct in all material respects and that Spartan NY Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan NY Intermediate furnishes Fidelity NY Income with copies of the resolutions, certified by an officer of Fidelity New York Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan NY Intermediate;
 (c) That, on or prior to the Closing Date, Spartan NY Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan NY Intermediate substantially all of Spartan NY Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan NY Intermediate shall deliver to Fidelity NY Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan NY Intermediate's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan NY Intermediate's custodian shall deliver to Fidelity NY Income a certificate identifying the assets of Spartan NY Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity NY Income; (ii) Spartan NY Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan NY Intermediate's transfer agent shall deliver to Fidelity NY Income at the Closing a certificate setting forth the number of shares of Spartan NY Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan NY Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity NY Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan NY Intermediate;
 (h) That Spartan NY Intermediate delivers to Fidelity NY Income a certificate of an officer of Fidelity New York Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan NY Intermediate's financial position since January 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan NY Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan NY Intermediate or its transfer agent by Fidelity NY Income or its agents shall have revealed otherwise, Spartan NY Intermediate shall have taken all actions that in the opinion of Fidelity NY Income are necessary to remedy any prior failure on the part of Spartan NY Intermediate to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN NY INTERMEDIATE.
 (a) That Fidelity NY Income shall have executed and delivered to Spartan NY Intermediate an Assumption of Liabilities, certified by an officer of Fidelity New York Municipal Trust, dated as of the Closing Date pursuant to which Fidelity NY Income will assume all of the liabilities of Spartan NY Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity NY Income furnishes to Spartan NY Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity New York Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity NY Income made in this Agreement are true and correct in all material respects, and Fidelity NY Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan NY Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan NY Intermediate and Fidelity NY Income, to the effect that the Fidelity NY Income Shares are duly authorized and upon delivery to Spartan NY Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity NY Income (except as disclosed in Fidelity NY Income Statement of Additional Information) and no shareholder of Fidelity NY Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INCOME AND SPARTAN NY
INTERMEDIATE.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan NY Intermediate;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity NY Income or Spartan NY Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity NY Income or Spartan NY Intermediate, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity NY Income and Spartan NY Intermediate, threatened by the Commission; and
 (f) That Fidelity NY Income and Spartan NY Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity NY Income and Spartan NY Intermediate that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan NY Intermediate and Fidelity NY Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan NY Intermediate upon the transfer of all of its assets to Fidelity NY Income in exchange solely for the Fidelity NY Income Shares and the assumption of Spartan NY Intermediate's liabilities followed by the distribution of those Fidelity NY Income Shares to the shareholders of Spartan NY Intermediate in liquidation of Spartan NY Intermediate;
  (iii) No gain or loss will be recognized by Fidelity NY Income on the receipt of Spartan NY Intermediate's assets in exchange solely for the Fidelity NY Income Shares and the assumption of Spartan NY Intermediate's liabilities;
  (iv) The basis of Spartan NY Intermediate's assets in the hands of Fidelity NY Income will be the same as the basis of such assets in Spartan NY Intermediate's hands immediately prior to the Reorganization;
  (v) Fidelity NY Income's holding period in the assets to be received from Spartan NY Intermediate will include Spartan NY Intermediate's holding period in such assets;
  (vi) A Spartan NY Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan NY Intermediate for the Fidelity NY Income Shares in the Reorganization;
  (vii) A Spartan NY Intermediate shareholder's basis in the Fidelity NY Income Shares to be received by him or her will be the same as his or her basis in the Spartan NY Intermediate shares exchanged therefor;
  (viii) A Spartan NY Intermediate shareholder's holding period for his or her Fidelity NY Income Shares will include the holding period of Spartan NY Intermediate shares exchanged, provided that those Spartan NY Intermediate shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Spartan NY Intermediate and Fidelity NY Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY NY INCOME AND SPARTAN NY INTERMEDIATE.
 (a) Fidelity NY Income and Spartan NY Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan NY Intermediate covenants that it is not acquiring the Fidelity NY Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan NY Intermediate covenants that it will assist Fidelity NY Income in obtaining such information as Fidelity NY Income reasonably requests concerning the beneficial ownership of Spartan NY Intermediate's shares; and
 (d) Spartan NY Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan NY Intermediate will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity NY Income and Spartan NY Intermediate may terminate this Agreement by mutual agreement. In addition, either Fidelity NY Income or Spartan NY Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Spartan NY Intermediate or Fidelity NY Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity NY Income or Spartan NY Intermediate; provided, however, that following the shareholders' meeting called by Spartan NY Intermediate pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity NY Income Shares to be paid to Spartan NY Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each fund's Declaration of Trust,as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each fund as trustees and not individually and that the obligations of each fund under this instrument are not binding upon any of such fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such fund. Each fund agrees that its obligations hereunder apply only to such fund and not to its shareholders individually or to the Trustees of such fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
EXHIBIT 3
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 20th day of October, 1997 by and between Fidelity New York Insured Municipal Income Fund (Fidelity NY Insured) and Fidelity New York Municipal Income Fund (Fidelity NY Income), funds of Fidelity New York Municipal Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity NY Insured and Fidelity NY Income may be referred to herein collectively as the "funds" or each individually as the "fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Fidelity NY Insured to Fidelity NY Income solely in exchange for shares of beneficial interest in Fidelity NY Income (the Fidelity NY Income Shares) and the assumption by Fidelity NY Income of Fidelity NY Insured's liabilities; and (b) the constructive distribution of such shares by Fidelity NY Insured PRO RATA to its shareholders in complete liquidation and termination of Fidelity NY Insured in exchange for all of Fidelity NY Insured's outstanding shares. Fidelity NY Insured shall receive shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Fidelity NY Insured on the Closing Date (as defined in Section 6), which Fidelity NY Insured shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF FIDELITY NY INSURED.
 Fidelity NY Insured represents and warrants to and agrees with Fidelity NY Income that:
 (a) Fidelity NY Insured is a series of Fidelity New York Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity New York Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
    (c) The Prospectus and Statement of Additional Information of
Fidelity NY Insured (b    oth dated March 31, 1997 with a Prospectus
supplement dated August 29, 1997 and a Statement of Additional Information supplement dated May 1, 1997), previously furnished to Fidelity NY Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity NY Insured, threatened against Fidelity NY Insured which assert liability on the part of Fidelity NY Insured. Fidelity NY Insured knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity NY Insured is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity NY Insured, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity NY Insured is a party or by which Fidelity NY Insured is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Fidelity NY Insured is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity NY Insured at January 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity NY Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity NY Insured has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of January 31, 1997 and those incurred in the ordinary course of Fidelity NY Insured's business as an investment company since January 31, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity New York Municipal Trust on Form N-14 relating to the shares of Fidelity NY Income issuable hereunder and the proxy statement of Fidelity NY Insured included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Fidelity NY Insured (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Fidelity NY Insured, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Fidelity NY Insured (other than this Agreement) will be terminated without liability to Fidelity NY Insured prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity NY Insured of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Fidelity NY Insured has filed or will file all federal and state tax returns which, to the knowledge of Fidelity NY Insured's officers, are required to be filed by Fidelity NY Insured and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity NY Insured's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Fidelity NY Insured has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Fidelity NY Insured are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Fidelity NY Insured will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity NY Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Fidelity NY Insured will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Fidelity NY Insured to be transferred to Fidelity NY Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Fidelity NY Insured's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity NY Income will acquire Fidelity NY Insured's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity NY Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity NY Insured, and this Agreement constitutes a valid and binding obligation of Fidelity NY Insured enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY NY INCOME.
 Fidelity NY Income represents and warrants to and agrees with Fidelity NY Insured that:
 (a) Fidelity NY Income is a series of Fidelity New York Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity New York Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of
Fidelity NY Income (b   oth dat    ed March 31, 1997 with a Prospectus
supplement dated August 29, 1997 and a Statement of Additional Information supplement dated May 1, 1997), previously furnished to Fidelity NY Insured did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity NY Income, threatened against Fidelity NY Income which assert liability on the part of Fidelity NY Income. Fidelity NY Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity NY Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity NY Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity NY Income is a party or by which Fidelity NY Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity NY Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity NY Income at January 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity NY Insured. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity NY Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of January 31, 1997 and those incurred in the ordinary course of Fidelity NY Income's business as an investment company since January 31, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity NY Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity NY Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity NY Income's officers, are required to be filed by Fidelity NY Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity NY Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity NY Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on January 31, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity NY Income to be issued to Fidelity NY Insured will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the fund's Statement of Additional Information) by Fidelity NY Income, and no shareholder of Fidelity NY Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity NY Income, and this Agreement constitutes a valid and binding obligation of Fidelity NY Income enforceable in accordance with its terms, subject to approval by the shareholders of Fidelity NY Insured;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity NY Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity NY Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity NY Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity NY Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Fidelity NY Insured and to the other terms and conditions contained herein, Fidelity NY Insured agrees to assign, sell, convey, transfer, and deliver to Fidelity NY Income as of the Closing Date all of the assets of Fidelity NY Insured of every kind and nature existing on the Closing Date. Fidelity NY Income agrees in exchange therefor: (i) to assume all of Fidelity NY Insured's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Fidelity NY Insured the number of full and fractional shares of Fidelity NY Income having an aggregate net asset value equal to the value of the assets of Fidelity NY Insured transferred hereunder, less the value of the liabilities of Fidelity NY Insured, determined as provided for under Section 4.
 (b) The assets of Fidelity NY Insured to be acquired by Fidelity NY Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims, choses in action, and other property owned by Fidelity NY Insured, and any deferred or prepaid expenses shown as an asset on the books of Fidelity NY Insured on the Closing Date. Fidelity NY Insured will pay or cause to be paid to Fidelity NY Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity NY Income hereunder, and Fidelity NY Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Fidelity NY Insured to be assumed by Fidelity NY Income shall include (except as otherwise provided for herein) all of Fidelity NY Insured's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Fidelity NY Insured agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Fidelity NY Insured will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity NY Income Shares in exchange for such shareholders' shares of beneficial interest in Fidelity NY Insured and Fidelity NY Insured will be liquidated in accordance with Fidelity NY Insured's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the funds' transfer agent opening accounts on Fidelity NY Income's share transfer books in the names of the Fidelity NY Insured shareholders and transferring the Fidelity NY Income Shares thereto. Each Fidelity NY Insured shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity NY Income Shares due that shareholder. All outstanding Fidelity NY Insured shares, including any represented by certificates, shall simultaneously be canceled on Fidelity NY Insured's share transfer records. Fidelity NY Income shall not issue certificates representing the Fidelity NY Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Fidelity NY Insured is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity NY Income Shares in a name other than that of the registered holder on Fidelity NY Insured's books of the Fidelity NY Insured shares constructively exchanged for the Fidelity NY Income Shares shall be paid by the person to whom such Fidelity NY Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity NY Income will deliver to Fidelity NY Insured the number of Fidelity NY Income Shares having an aggregate net asset value equal to the value of the assets of Fidelity NY Insured transferred hereunder less the liabilities of Fidelity NY Insured, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity NY Income Shares to be delivered to Fidelity NY Insured, the value of the assets of Fidelity NY Insured transferred hereunder, and the value of the liabilities of Fidelity NY Insured to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity NY Income Shares shall be computed in the manner set forth in the then-current Fidelity NY Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Fidelity NY Insured shall be computed in the manner set forth in the then-current Fidelity NY Insured Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Fidelity NY Insured and Fidelity NY Income.
5. FEES; EXPENSES.
 (a) Fidelity NY Insured shall be responsible for all expenses, fees and other charges associated with the Reorganization; provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997 (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses associated with the Reorganization which may be attributable to Fidelity NY Income will be borne by Fidelity NY Income, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997(but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Fidelity NY Income and Fidelity NY Insured represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on January 22, 1998, or at some other time, date, and place agreed to by Fidelity NY Insured and Fidelity NY Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Fidelity NY Insured and the net asset value per share of Fidelity NY Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF FIDELITY NY INSURED.
 (a) Fidelity NY Insured agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity NY Income as herein provided, adopting this Agreement, and authorizing the liquidation of Fidelity NY Insured.
 (b) Fidelity NY Insured agrees that as soon as reasonably practicable after distribution of the Fidelity NY Income Shares, Fidelity NY Insured shall be terminated as a series of Fidelity New York Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Fidelity NY Insured shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INCOME.
 (a) That Fidelity NY Insured furnishes to Fidelity NY Income a statement, dated as of the Closing Date, signed by an officer of Fidelity New York Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity NY Insured made in this Agreement are true and correct in all material respects and that Fidelity NY Insured has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Fidelity NY Insured furnishes Fidelity NY Income with copies of the resolutions, certified by an officer of Fidelity New York Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity NY Insured;
 (c) That, on or prior to the Closing Date, Fidelity NY Insured will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Fidelity NY Insured substantially all of Fidelity NY Insured's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Fidelity NY Insured shall deliver to Fidelity NY Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Fidelity NY Insured's behalf by its Treasurer or Assistant Treasurer;
 (e) That Fidelity NY Insured's custodian shall deliver to Fidelity NY Income a certificate identifying the assets of Fidelity NY Insured held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity NY Income; (ii) Fidelity NY Insured's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Fidelity NY Insured's transfer agent shall deliver to Fidelity NY Income at the Closing a certificate setting forth the number of shares of Fidelity NY Insured outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Fidelity NY Insured calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity NY Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Fidelity NY Insured;
 (h) That Fidelity NY Insured delivers to Fidelity NY Income a certificate of an officer of Fidelity New York Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Fidelity NY Insured's financial position since January 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Fidelity NY Insured shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Fidelity NY Insured or its transfer agent by Fidelity NY Income or its agents shall have revealed otherwise, Fidelity NY Insured shall have taken all actions that in the opinion of Fidelity NY Income are necessary to remedy any prior failure on the part of Fidelity NY Insured to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INSURED.
 (a) That Fidelity NY Income shall have executed and delivered to Fidelity NY Insured an Assumption of Liabilities, certified by an officer of Fidelity New York Municipal Trust, dated as of the Closing Date pursuant to which Fidelity NY Income will assume all of the liabilities of Fidelity NY Insured existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity NY Income furnishes to Fidelity NY Insured a statement, dated as of the Closing Date, signed by an officer of Fidelity New York Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity NY Income made in this Agreement are true and correct in all material respects, and Fidelity NY Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Fidelity NY Insured shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Fidelity NY Insured and Fidelity NY Income, to the effect that the Fidelity NY Income Shares are duly authorized and upon delivery to Fidelity NY Insured as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity NY Income (except as disclosed in Fidelity NY Income's Statement of Additional Information) and no shareholder of Fidelity NY Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY NY INCOME AND FIDELITY NY
INSURED.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity NY Insured;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity NY Income or Fidelity NY Insured to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity NY Income or Fidelity NY Insured, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity NY Income and Fidelity NY Insured, threatened by the Commission; and
 (f) That Fidelity NY Income and Fidelity NY Insured shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity NY Income and Fidelity NY Insured that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Fidelity NY Insured and Fidelity NY Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Fidelity NY Insured upon the transfer of all of its assets to Fidelity NY Income in exchange solely for the Fidelity NY Income Shares and the assumption of Fidelity NY Insured's liabilities followed by the distribution of those Fidelity NY Income Shares to the shareholders of Fidelity NY Insured in liquidation of Fidelity NY Insured;
  (iii) No gain or loss will be recognized by Fidelity NY Income on the receipt of Fidelity NY Insured's assets in exchange solely for the Fidelity NY Income Shares and the assumption of Fidelity NY Insured's liabilities;
  (iv) The basis of Fidelity NY Insured's assets in the hands of Fidelity NY Income will be the same as the basis of such assets in Fidelity NY Insured's hands immediately prior to the Reorganization;
  (v) Fidelity NY Income's holding period in the assets to be received from Fidelity NY Insured will include Fidelity NY Insured's holding period in such assets;
  (vi) A Fidelity NY Insured shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Fidelity NY Insured for the Fidelity NY Income Shares in the Reorganization;
  (vii) A Fidelity NY Insured shareholder's basis in the Fidelity NY Income Shares to be received by him or her will be the same as his or her basis in the Fidelity NY Insured shares exchanged therefor;
  (viii) A Fidelity NY Insured shareholder's holding period for his or her Fidelity NY Income Shares will include the holding period of Fidelity NY Insured shares exchanged, provided that those Fidelity NY Insured shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Fidelity NY Insured and Fidelity NY Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY NY INCOME AND FIDELITY NY INSURED.
 (a) Fidelity NY Income and Fidelity NY Insured each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Fidelity NY Insured covenants that it is not acquiring the Fidelity NY Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Fidelity NY Insured covenants that it will assist Fidelity NY Income in obtaining such information as Fidelity NY Income reasonably requests concerning the beneficial ownership of Fidelity NY Insured's shares; and
 (d) Fidelity NY Insured covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Fidelity NY Insured will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity NY Income and Fidelity NY Insured may terminate this Agreement by mutual agreement. In addition, either Fidelity NY Income or Fidelity NY Insured may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Fidelity NY Insured or Fidelity NY Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity NY Income or Fidelity NY Insured; provided, however, that following the shareholders' meeting called by Fidelity NY Insured pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity NY Income Shares to be paid to Fidelity NY Insured shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each fund as trustees and not individually and that the obligations of each fund under this instrument are not binding upon any of such fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such fund. Each fund agrees that its obligations hereunder apply only to such fund and not to its shareholders individually or to the Trustees of such fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED

SNY/SNI/NFI-pxs-1097    CUSIP#316337609/FUND#421
    CUSIP#316337708/FUND#431
    CUSIP#316337302/FUND#095
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY NEW YORK MUNICIPAL TRUST: FIDELITY NEW YORK INSURED MUNICIPAL
INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity New YorkMunicipal Trust: Fidelity New York Insured Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316337302/fund# 095

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

3.   To approve an Agreement and Plan of Reorganization        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     between Fidelity New York Insured Municipal
     Income Fund and Fidelity New York Municipal
     Income Fund, another fund of the trust, providing for
     the transfer of all of the assets of Fidelity New York
     Insured Municipal Income Fund to Fidelity New
     York Municipal Income Fund in exchange solely for
     shares of beneficial interest of Fidelity New York
     Municipal Income Fund and the assumption by
     Fidelity New York Municipal Income Fund of
     Fidelity New York Insured Municipal Income Fund's
     liabilities, followed by the distribution of Fidelity
     New York Municipal Income Fund shares to
     shareholders of Fidelity New York Insured Municipal
     Income Fund in liquidation of Fidelity New York
     Insured Municipal Income Fund.


FNI-PXC-1097    cusip # 316337302/fund# 095
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY NEW YORK MUNICIPAL TRUST: SPARTAN NEW YORK MUNICIPAL INCOME
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity New York Municipal Trust: Spartan New York Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316337609/fund# 421

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

1.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan New York Municipal Income Fund
     and Fidelity New York Municipal Income Fund,
     another fund of the trust, providing for the transfer of
     all of the assets of Spartan New York Municipal
     Income Fund to Fidelity New York Municipal
     Income Fund in exchange solely for shares of
     beneficial interest of Fidelity New York Municipal
     Income Fund and the assumption by Fidelity New
     York Municipal Income Fund of Spartan New York
     Municipal Income Fund's liabilities, followed by the
     distribution of Fidelity New York Municipal Income
     Fund shares to shareholders of Spartan New York
     Municipal Income Fund in liquidation of Spartan
     New York Municipal Income Fund.


SNM-PXC-1097    cusip # 316337609/fund# 421
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY NEW YORK MUNICIPAL TRUST: SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity New York Municipal Trust: Spartan New York Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316337708//fund# 431

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

2.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     between Spartan New York Intermediate Municipal
     Income Fund and Fidelity New York Municipal
     Income Fund, another fund of the trust, providing for
     the transfer of all of the assets of Spartan New York
     Intermediate Municipal Income Fund to Fidelity
     New York Municipal Income Fund in exchange
     solely for shares of beneficial interest of Fidelity New
     York Municipal Income Fund and the assumption by
     Fidelity New York Municipal Income Fund of
     Spartan New York Intermediate Municipal Income
     Fund's liabilities, followed by the distribution of
     Fidelity New York Municipal Income Fund shares to
     shareholders of Spartan New York Intermediate
     Municipal Income Fund in liquidation of Spartan
     New York Intermediate Municipal Income Fund.


SNI-PXC-1097    cusip # 316337708/fund# 431
(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
I am writing to ask you for your vote on important proposals to merge Spartan New York Municipal Income Fund (SPARTAN NY INCOME), Spartan New York Intermediate Municipal Income Fund (SPARTAN NY INTERMEDIATE), and Fidelity New York Insured Municipal Income Fund (FIDELITY NY INSURED) into Fidelity New York Municipal Income Fund (FIDELITY NY INCOME). A shareholder meeting is scheduled for December 17, 1997. Votes received in time to be counted at the meeting will decide whether the mergers take place. This package contains information about the proposals and includes all the materials you will need to vote by mail.
Each fund's Board of Trustees has reviewed the proposed mergers and has recommended that the proposed mergers be presented to shareholders. Each fund votes separately on the applicable merger proposal.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed mergers are in shareholders' best interest. However, the final decision is up to you. The proposed mergers would give shareholders of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured the opportunity to participate in a larger fund with similar investment policies. The surviving fund would also have lower expenses guaranteed through December 31, 1999. We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of the proposed mergers.
Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (October 20, 1997). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.
Sincerely,
Edward C. Johnson 3d
President
Important information to help you understand and vote on the proposals PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS, PLEASE CALL US AT 1-800-544-8888. WE APPRECIATE YOU PLACING YOUR TRUST IN FIDELITY AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
SPARTAN NEW YORK MUNICIPAL INCOME FUND
(medium solid bullet)To approve a merger of Spartan New York Municipal Income Fund into Fidelity New York Municipal Income Fund. (Proposal 1) SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
(medium solid bullet)To approve a merger of Spartan New York Intermediate Municipal Income Fund into Fidelity New York Municipal Income Fund. (Proposal 2)
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
(medium solid bullet)To approve a merger of Fidelity New York Insured Municipal Income Fund into Fidelity New York Municipal Income Fund. (Proposal 3)
Each fund votes separately on the merger proposals. It will not be necessary for all three proposals to be approved for any one of them to take place.
WHAT IS THE REASON FOR AND ADVANTAGES OF THESE MERGERS?
The proposed mergers are part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to concentrate on a single, broad-based investment discipline for New York investors. Shareholders would also benefit from the more efficient product line through lower expenses, guaranteed through December 31, 1999.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
All four funds are New York municipal bond funds that seek income free from federal, state and New York City income tax. Generally speaking, Fidelity NY Income has a broader investment mandate than Spartan NY Intermediate or Fidelity NY Insured.
SPARTAN NY INCOME and Fidelity NY Income have identical investment policies.

SPARTAN NY INTERMEDIATE maintains a shorter average maturity and has less interest rate sensitivity than Fidelity NY Income.
FIDELITY NY INSURED is required to invest at least 65% of its assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Fidelity NY Income does not have a required level for investments in insured bonds.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
Norman Lind currently manages all four funds and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE?
All four funds currently have the same expenses, equal to 0.55% of average net assets per year. The combined fund's expenses would be lower through December 31, 1999, at 0.53%.
Although the funds' expenses are currently the same, they have different contracts with Fidelity. SPARTAN NY INCOME and SPARTAN NY INTERMEDIATE each pay an "all-inclusive" management fee to Fidelity Management & Research Company (FMR) at a rate of 0.55% of average net assets which covers substantially all fund expenses.
FIDELITY NY INSURED and FIDELITY NY INCOME have an expense structure that charges separately for management fees and other operating expenses. As of April 1, 1997, FMR has voluntarily agreed to reimburse these two funds to the extent that the total operating expenses exceed 0.55% of average net assets.
If any or all of the mergers are approved, the combined fund will retain Fidelity NY Income's current expense structure. However, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999. This represents an expense reduction of 0.02% of each fund's average net assets per year. After that date, the combined fund's expenses could increase or decrease. WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE MERGERS ARE COMPLETE?
If shareholders of Spartan NY Income approve the merger of their fund into Fidelity NY Income, the combined fund's name will be changed to Spartan New York Municipal Income Fund. The new name of the combined fund will be effective with the revision of the Prospectus of Fidelity NY Income, which is scheduled for March 1998.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
The mergers will not be a taxable event (i.e., no gain or loss will be recognized) to any of the funds or their shareholders.

WHAT WILL BE THE SIZE OF FIDELITY NY INCOME AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If all three proposals pass, the combined fund will have over $1 billion in assets.
The table below shows average annual total returns for both Fidelity NY Income and its Lipper peer group over the last 1, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
Average Annual Total Return as of September 30, 1997
                                         1 Year   5 Years   10 Years

Fidelity NY Income                       9.17%    6.98%     8.69%

Lipper NY Municipal Debt Funds Average   8.47%    6.42%     8.32%

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY NY INCOME THAT I WILL RECEIVE?
As of 4 P.M. Eastern Time on the Closing Date of each merger, shareholders will receive the number of full and fractional shares of Fidelity NY Income that is equal in value to the aggregate net asset value of their shares on that date. Closing Dates for each fund are listed below:
Fund    Merges Into   Closing Date
Spartan NY Income   Fidelity NY Income   January 8, 1998
Spartan NY Intermediate   Fidelity NY Income   January 15, 1998
Fidelity NY Insured   Fidelity NY Income   January 22, 1998
Please note that the Shareholder Meeting could be adjourned or the Closing Date could be adjusted.
WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF FIDELITY NY
INCOME?
The net asset value per share of Fidelity NY Income will not be changed by the merger.
WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?
Fidelity offers Fidelity New York Municipal Money Market Fund, a money market fund that invests in high quality, short-term municipal securities and seeks current income exempt from federal, state, and New York City income tax. As a money market fund, it seeks to maintain a stable net asset value.
Fidelity also offers Spartan New York Municipal Money Market Fund, which requires a minimum initial investment of $25,000.
Additional New York municipal bond funds are available through Fidelity by calling FundsNetwork at 1-800-544-9697.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (December 17, 1997), the meeting may be adjourned to permit further solicitation of proxy votes.
WHAT HAPPENS IF THE PROPOSAL FOR MY FUND IS NOT APPROVED?
If the proposal to merge your fund is not approved by shareholders, the Board may consider other options, including a proposal to liquidate the fund.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.
Average annual total returns for the period ended 9/30/97 are historical and include changes in share price, reinvestment of dividends and capital gains. Share price and return will vary.
Lipper Analytical Services, Inc. is a nationally recognized organization that provides performance information for mutual funds. Each fund is classified within a universe of funds similar in investment objective. Peer group averages include the reinvestment of dividends and capital gains, if any, and exclude sales charges.
An investment in a money market fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. Fidelity Distributors Corporation, General Distribution Agent for Fidelity Mutual Funds. 100 Summer Street, Boston, MA 02110.
Brokerage services provided by Fidelity Brokerage Services, Inc. Member NYSE, SIPC.

(registered trademark)
SNY/SNI/NFI-PXL-1097
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated March 31, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
THE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
NFR-pro-0397
Each of these funds seeks a high level of current income free from federal income tax and New York State and City income taxes. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
FIDELITY
NEW YORK
MUNICIPAL
FUNDS
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
(fund number 092, trading symbol FNYXX)
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
(fund number 095, trading symbol FNTIX)
FIDELITY NEW YORK MUNICIPAL INCOME FUND
(fund number 071, trading symbol FTFMX)
PROSPECTUS
       MARCH 31, 1997   (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating
                            expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has done
                            over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS Each
                            fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and what
                            they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money out
                            and closing your account.

                            INVESTOR SERVICES Services to help you
                            manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. FMR Texas Inc. (FMR Texas), a subsidiary of FMR, chooses investments for New York Money Market.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
NEW YORK MONEY MARKET
GOAL: High current tax-free income for New York residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and New York State and City income taxes.
SIZE: As of January 31, 1997, the fund had over $   880     million in
assets.
NEW YORK INSURED
GOAL: High current tax-free income for New York residents.
STRATEGY: Invests mainly in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest, and whose interest is free from federal income tax and New York State and City income taxes.
SIZE: As of January 31, 1997, the fund had over $   315     million in
assets.
NEW YORK INCOME
GOAL: High current tax-free income for New York residents.
STRATEGY: Invests normally in investment-grade municipal securities whose interest is free from federal income tax and New York State and City income taxes.
SIZE: As of January 31, 1997, the fund had over $   401     million in
assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and New York State and City income taxes. Each fund's level of risk and potential reward, depend on the quality and maturity of its
investments.    The money market fund     is managed to keep its share
price stable at $1.00.    The bond funds     with their broader range
of investments, have the potential for higher yields, but also carry a higher degree of risk.
The Insured fund provides a high degree of credit quality because insurance covers the timely payment of interest and principal. However, the cost of the insurance lowers the fund's yield.
You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news.
When you sell your shares of    the bond funds    , they may be worth
more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE INCOME
CATEGORY, EXCEPT FOR NEW YORK
MONEY MARKET, WHICH IS IN THE
MONEY MARKET CATEGORY.
(RIGHT ARROW) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange fee                           None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on historical expenses and are calculated as a percentage of average net assets.
NEW YORK MONEY MARKET
Management fee                     .40    %

12b-1 fee                       None

Other expenses                     .21    %

Total fund operating expenses      .61    %

NEW YORK INSURED
Management fee                     .40    %

12b-1 fee                       None

Other expenses                     .20    %

Total fund operating expenses      .60    %

NEW YORK INCOME
Management fee                     .40    %

12b-1 fee                       None

Other expenses                     .19    %

Total fund operating expenses      .59    %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
NEW YORK MONEY MARKET
After 1 year     $    6

After 3 years    $    20

After 5 years    $    34

After 10 years   $    76

NEW YORK INSURED
After 1 year     $ 6

After 3 years    $ 19

After 5 years    $ 33

After 10 years   $ 75

NEW YORK INCOME
After 1 year     $ 6

After 3 years    $ 19

After 5 years    $ 33

After 10 years   $ 74

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The    financial highlights     tables that follow have been audited
by Price Waterhouse LLP, independent accountants. The    funds'
financial highlights,     financial statements   ,     and    report
of the auditor are included in the funds' Annual Report, and     are
incorporated by reference into (are legally a part of) the funds'
SAI.    Contact Fidelity for a free copy of the Annual Report or the
SAI.
   NEW YORK MONEY MARKET



   17.Selected Per-Share Data and Ratios

18.Years ended January
31                      1997      1996      1995      1994      1993D     1992C     1991C     1990C     1989C     1988C

19.Net asset value,
beginning               $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
of period

20.Income from
Investment              .029      .033      .024      .018      .017      .034      .046      .052      .049      .039
Operations
 Net interest income

21.Less Distributions   (.029)    (.033)    (.024)    (.018)    (.017)    (.034)    (.046)    (.052)    (.049)    (.039)
 From net interest income

22.Net asset value, end
of period               $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

23.Total returnB         2.94%     3.32%     2.44%     1.84%     1.72%     3.46%     4.74%     5.34%     4.99%     4.01%

24.Net assets, end of
period                  $ 880     $ 823     $ 737     $ 608     $ 566     $ 540     $ 541     $ 623     $ 685     $ 635
(In millions)

25.Ratio of expenses to
average                  .61%      .62%      .60%      .62%      .62%A     .64%      .61%      .61%      .51%E     .56%E
net assets

26.Ratio of net interest
income to                2.89%     3.26%     2.42%     1.83%     2.26%A    3.39%     4.64%     5.21%     4.91%     3.96%
average net assets


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C YEARS ENDED APRIL 30
   D MAY 1, 1992 TO JANUARY 31, 1993
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   NEW YORK INSURED




   27.Selected Per-Share Data and Ratios

28.Years ended January
31            1997       1996       1995       1994F      1993D      1992C      1991C      1990C      1989C      1988C

29.Net asset value,
beginning     $ 11.880   $ 10.830   $ 12.300   $ 11.830   $ 11.320   $ 10.990   $ 10.540   $ 10.710   $ 10.290   $ 10.470
of period

30.Income from
Investment    .547       .562       .629       .648       .509       .684       .696       .701       .683       .693
Operations
 Net interest income

31. Net realized and
unrealized    (.199)     1.056      (1.320)    .780       .510       .330       .450       (.170)     .420       (.180)
 gain (loss)

32. Total from
investment     .348       1.618      (.691)     1.428      1.019      1.014      1.146      .531       1.103      .513
 operations

33.Less Distribu
tions          (.547)     (.568)G    (.629)     (.648)     (.509)     (.684)     (.696)     (.701)     (.683)     (.693)
 From net interest income

34. From net realized
gain           (.001)     --         (.070)     (.310)     --         --         --         --         --         --

35. In excess of net realized
gain           --         --         (.080)     --         --         --         --         --         --         --

36. Total distribu
tions          (.548)     (.568)     (.779)     (.958)     (.509)     (.684)     (.696)     (.701)     (.683)     (.693)

37.Net asset value, end of
period        $ 11.680   $ 11.880   $ 10.830   $ 12.300   $ 11.830   $ 11.320   $ 10.990   $ 10.540   $ 10.710   $ 10.290

38.Total
returnB       3.07%      15.25%     (5.48)%    12.36%     9.16%      9.45%      11.17%     4.99%      11.05%     5.11%

39.Net assets, end of
period        $ 315      $ 338      $ 311      $ 415      $ 359      $ 309      $ 247      $ 206      $ 179      $ 155
(In millions)

40.Ratio of expenses to
average        .60%       .60%       .58%       .58%       .61%A      .62%       .64%       .65%       .65%       .67%E
net assets

41.Ratio of expenses to
average        .60%       .59%H      .58%       .58%       .61%A      .62%       .64%       .65%       .65%       .67%E
net assets after expense reductions

42.Ratio of net interest
income to     4.73%      4.91%      5.60%      5.31%      5.73%A     6.17%      6.45%      6.47%      6.55%      6.72%
average net assets

43.Portfolio turnover
rate           42%        74%        41%        48%        39%A       17%        33%        18%        31%        29%



   27.Selected Per-Share Data and Ratios

28.Years ended January
31            1997       1996       1995       1994F      1993D      1992C      1991C      1990C      1989C      1988C

29.Net asset value,
beginning     $ 11.880   $ 10.830   $ 12.300   $ 11.830   $ 11.320   $ 10.990   $ 10.540   $ 10.710   $ 10.290   $ 10.470
of period

30.Income from
Investment    .547       .562       .629       .648       .509       .684       .696       .701       .683       .693
Operations
 Net interest income

31. Net realized and
unrealized    (.199)     1.056      (1.320)    .780       .510       .330       .450       (.170)     .420       (.180)
 gain (loss)

32. Total from
investment     .348       1.618      (.691)     1.428      1.019      1.014      1.146      .531       1.103      .513
 operations

33.Less Distribu
tions          (.547)     (.568)G    (.629)     (.648)     (.509)     (.684)     (.696)     (.701)     (.683)     (.693)
 From net interest income

34. From net realized
gain           (.001)     --         (.070)     (.310)     --         --         --         --         --         --

35. In excess of net realized
gain           --         --         (.080)     --         --         --         --         --         --         --

36. Total distribu
tions          (.548)     (.568)     (.779)     (.958)     (.509)     (.684)     (.696)     (.701)     (.683)     (.693)

37.Net asset value, end of
period        $ 11.680   $ 11.880   $ 10.830   $ 12.300   $ 11.830   $ 11.320   $ 10.990   $ 10.540   $ 10.710   $ 10.290

38.Total
returnB       3.07%      15.25%     (5.48)%    12.36%     9.16%      9.45%      11.17%     4.99%      11.05%     5.11%

39.Net assets, end of
period        $ 315      $ 338      $ 311      $ 415      $ 359      $ 309      $ 247      $ 206      $ 179      $ 155
(In millions)

40.Ratio of expenses to
average        .60%       .60%       .58%       .58%       .61%A      .62%       .64%       .65%       .65%       .67%E
net assets

41.Ratio of expenses to
average        .60%       .59%H      .58%       .58%       .61%A      .62%       .64%       .65%       .65%       .67%E
net assets after expense reductions

42.Ratio of net interest
income to     4.73%      4.91%      5.60%      5.31%      5.73%A     6.17%      6.45%      6.47%      6.55%      6.72%
average net assets

43.Portfolio turnover
rate           42%        74%        41%        48%        39%A       17%        33%        18%        31%        29%



   27.Selected Per-Share Data and Ratios

28.Years ended January
31            1997       1996       1995       1994F      1993D      1992C      1991C      1990C      1989C      1988C

29.Net asset value,
beginning     $ 11.880   $ 10.830   $ 12.300   $ 11.830   $ 11.320   $ 10.990   $ 10.540   $ 10.710   $ 10.290   $ 10.470
of period

30.Income from
Investment    .547       .562       .629       .648       .509       .684       .696       .701       .683       .693
Operations
 Net interest income

31. Net realized and
unrealized    (.199)     1.056      (1.320)    .780       .510       .330       .450       (.170)     .420       (.180)
 gain (loss)

32. Total from
investment     .348       1.618      (.691)     1.428      1.019      1.014      1.146      .531       1.103      .513
 operations

33.Less Distribu
tions          (.547)     (.568)G    (.629)     (.648)     (.509)     (.684)     (.696)     (.701)     (.683)     (.693)
 From net interest income

34. From net realized
gain           (.001)     --         (.070)     (.310)     --         --         --         --         --         --

35. In excess of net realized
gain           --         --         (.080)     --         --         --         --         --         --         --

36. Total distribu
tions          (.548)     (.568)     (.779)     (.958)     (.509)     (.684)     (.696)     (.701)     (.683)     (.693)

37.Net asset value, end of
period        $ 11.680   $ 11.880   $ 10.830   $ 12.300   $ 11.830   $ 11.320   $ 10.990   $ 10.540   $ 10.710   $ 10.290

38.Total
returnB       3.07%      15.25%     (5.48)%    12.36%     9.16%      9.45%      11.17%     4.99%      11.05%     5.11%

39.Net assets, end of
period        $ 315      $ 338      $ 311      $ 415      $ 359      $ 309      $ 247      $ 206      $ 179      $ 155
(In millions)

40.Ratio of expenses to
average        .60%       .60%       .58%       .58%       .61%A      .62%       .64%       .65%       .65%       .67%E
net assets

41.Ratio of expenses to
average        .60%       .59%H      .58%       .58%       .61%A      .62%       .64%       .65%       .65%       .67%E
net assets after expense reductions

42.Ratio of net interest
income to     4.73%      4.91%      5.60%      5.31%      5.73%A     6.17%      6.45%      6.47%      6.55%      6.72%
average net assets

43.Portfolio turnover
rate           42%        74%        41%        48%        39%A       17%        33%        18%        31%        29%



   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C YEARS ENDED APRIL 30
   D MAY 1, 1992 TO JANUARY 31, 1993
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F EFFECTIVE FEBRUARY1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   G THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   NEW YORK INCOME


   44.Selected Per-Share Data and Ratios

45.Years ended January
31            1997       1996       1995       1994F      1993D      1992C      1991C      1990C      1989C      1988C

46.Net asset value,
beginning     $ 12.540   $ 11.370   $ 13.050   $ 12.660   $ 12.100   $ 11.750   $ 11.370   $ 11.640   $ 11.160   $ 11.480
of period

47.Income from
Investment     .629       .635       .673       .714       .580       .773       .789       .806       .796       .794
Operations
 Net interest income

48. Net realized and
unrealized    (.246)     1.177      (1.440)    .850       .560       .350       .380       (.270)     .480       (.220)
 gain (loss)

49. Total from
investment    .383       1.812      (.767)     1.564      1.140      1.123      1.169      .536       1.276      .574
 operations

50.Less Distribu
tions         (.631)G    (.642)G    (.673)     (.714)     (.580)     (.773)     (.789)     (.806)     (.796)     (.794)
 From net interest income

51. From net realized
gain          (.002)     --         (.210)     (.460)     --         --         --         --         --         (.100)

52. In excess of net realized
gain           --         --         (.030)     --         --         --         --         --         --         --

53. Total distribu
tions          (.633)     (.642)     (.913)     (1.174)    (.580)     (.773)     (.789)     (.806)     (.796)     (.894)

54.Net asset value, end of
period        $ 12.290   $ 12.540   $ 11.370   $ 13.050   $ 12.660   $ 12.100   $ 11.750   $ 11.370   $ 11.640   $ 11.160

55.Total
returnB        3.22%      16.29%     (5.78)%    12.70%     9.60%      9.80%      10.59%     4.62%      11.81%     5.26%

56.Net assets, end of
period        $ 401      $ 434      $ 394      $ 491      $ 446      $ 412      $ 386      $ 381      $ 368      $ 312
(In millions)

57.Ratio of expenses to
average       .59%       .59%       .58%       .58%       .61%A      .61%       .59%       .61%       .63%       .67%E
net assets

58.Ratio of expenses to
average      .59%       .58%H      .58%       .58%       .61%A      .61%       .59%       .61%       .63%       .67%E
net assets after expense reductions

59.Ratio of net interest income
to             5.15%      5.26%      5.77%      5.45%      6.08%A     6.52%      6.81%      6.87%      6.99%      7.10%
average net assets

60.Portfolio turnover
rate           44%        83%        34%        70%        45%A       30%        45%        34%        49%        64%


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C YEARS ENDED APRIL 30
   D MAY 1, 1992 TO JANUARY 31, 1993
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F EFFECTIVE FEBRUARY1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   G THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
Each fund's fiscal year runs from February 1 through January 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average for the bond funds and a measure of inflation for the money market fund. Data for the comparative indexes for New York Insured and New York Income is available only from June 30, 1993 to the present. The charts on page present calendar year performance for each bond fund.
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                                      Past 1   Past 5       Past 10
January 31, 1997                                          year     years        years

New York Money Market                                      2.94%    2.58%         3.56%

Consumer Price Index                                       3.04%    2.87%        3.65%

New York Insured                                           3.07%    6.82%        6.65%

Lehman Bros. New York Insured Municipal Bond Index         3.75%      n/a          n/a

Lipper New York Insured Municipal Funds Average            2.04%    6.64%        6.73%

New York Income                                            3.22%    7.24%        6.92%

Lehman Bros. New York 4 Plus Year Municipal Bond Index     4.17%      n/a          n/a

Lipper New York Municipal Debt Funds Average               2.62%    6.83%        6.62%


CUMULATIVE TOTAL RETURNS

Fiscal periods ended                                      Past 1   Past 5       Past 10
January 31, 1997                                          year     years        years

New York Money Market                                      2.94%    13.59%       41.91%

Consumer Price Index                                       3.04%    15.21%       43.08%

New York Insured                                           3.07%    39.07%       90.31%

Lehman Bros. New York Insured Municipal Bond Index         3.75%   n/a             n/a

Lipper New York Insured Municipal Funds Average            2.04%    37.98%       91.92%

New York Income                                            3.22%    41.84%       95.27%

Lehman Bros. New York 4 Plus Year Municipal Bond Index     4.17%      n/a          n/a

Lipper New York Municipal Debt Funds Average               2.62%    39.22%       90.52%


EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. Seven-day yields are
the most common illustration of
money market performance.
30-day yields are usually used
for bond funds. Yields change
daily, reflecting changes in
interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated
period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
Yields for the bond funds are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS NEW YORK INSURED MUNICIPAL BOND INDEX is a total return performance benchmark for insured New York investment-grade municipal bonds with maturities of at least one year.
LEHMAN BROTHERS NEW YORK 4 PLUS YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for New York investment-grade municipal bonds with maturities of at least four years.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper New York Insured
Municipal Funds Average for New York Insured and the Lipper New York
Municipal Debt Funds Average for New York Income, which currently reflect the performance of over 17 and 94 mutual funds with similar investment objectives, respectively. These averages, published by
Lipper Analytical Services, Inc., exclude the effect of sales charges.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
   YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996
NEW YORK INCOME    -2.41% 11.92% 9.28% 5.09% 13.38% 8.98% 12.90%
-8.01% 19.57% 3.80    %
Lipper New York Municipal
Debt Funds Average    -1.75% 10.85% 9.32% 5.04% 13.28% 9.61% 12.71%
-7.52% 16.73% 3.15    %
Consumer Price Index    4.43% 4.42% 4.65% 6.11% 3.06% 2.90% 2.75%
2.67% 2.54% 3.32    %
   Percentage (%)
Row: 1, Col: 1, Value: -2.41
Row: 2, Col: 1, Value: 11.92
Row: 3, Col: 1, Value: 9.279999999999999
Row: 4, Col: 1, Value: 5.09
Row: 5, Col: 1, Value: 13.38
Row: 6, Col: 1, Value: 8.98
Row: 7, Col: 1, Value: 12.9
Row: 8, Col: 1, Value: -8.01
Row: 9, Col: 1, Value: 19.57
Row: 10, Col: 1, Value: 3.8
(LARGE SOLID BOX) New York Income
   YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996
NEW YORK INSURED    -3.21% 11.25% 9.07% 6.19% 12.47% 8.56% 12.81%
-7.95% 18.48% 3.76    %
Lipper New York Insured
Municipal Funds Average    -2.62% 11.01% 9.49% 5.89% 12.54% 9.02%
12.30% -6.29% 17.07% 2.86    %
Consumer Price Index    4.43% 4.42% 4.65% 6.11% 3.06% 2.90% 2.75%
2.67% 2.54% 3.32    %
   Percentage (%)
Row: 1, Col: 1, Value: -3.21
Row: 2, Col: 1, Value: 11.25
Row: 3, Col: 1, Value: 9.07
Row: 4, Col: 1, Value: 6.19
Row: 5, Col: 1, Value: 12.47
Row: 6, Col: 1, Value: 8.560000000000001
Row: 7, Col: 1, Value: 12.81
Row: 8, Col: 1, Value: -7.95
Row: 9, Col: 1, Value: 18.48
Row: 10, Col: 1, Value: 3.76
(LARGE SOLID BOX) New York Insured
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders'
money and invests it toward a specified goal. Fidelity New York
Municipal Money Market Fund is a non-diversified fund of Fidelity New
York Municipal Trust II, and Fidelity New York Insured Municipal
Income Fund        and Fidelity New York Municipal Income Fund are
non-diversified funds of Fidelity New York Municipal Trust. Both trusts are open-end management investment companies. Fidelity New York
Municipal Trust II was organized as a Delaware business trust on June
20, 1991. Fidelity New York Municipal Trust was organized as a
Massachusetts business trust on April 25, 1983. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds'
activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These
meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes.
Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    225
(solid bullet) Assets in Fidelity mutual
funds: over $   435     billion
(solid bullet) Number of shareholder
accounts: over    29     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    270
(checkmark)
The funds are managed by FMR, which chooses their investments and handles their business affairs. FMR Texas, located in Irving, Texas, has primary responsibility for providing investment management services for New York Money Market.
Norman Lind is Vice President and manager of New York Insured
Municipal Income and New York Municipal Income, which he has managed since March 1994 and October 1993, respectively. He also manages other
Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services. Fidelity Service Company Inc. (FSC)
performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940
(the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940
Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., is each fund's transfer agent, although it employs FSC to perform these functions for each fund. UMB is located at 1010 Grand
Avenue, Kansas City, Missouri.
A broker-dealer may use a portion of the commissions paid by    a
fund to reduce custodian or transfer agent fees for th   at     fund.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions.
Money market funds follow industry-standard guidelines on the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable
$1.00 share price. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds,
FMR stresses preservation of capital, liquidity, and income. The fund
will purchase only high   -    quality securities that FMR believes
present minimal credit risks and will observe maturity restrictions on securities it buys.
NEW YORK MUNICIPAL MONEY MARKET seeks high current income that is free from federal income tax and New York State and City income taxes while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes, as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
NEW YORK INSURED MUNICIPAL INCOME seeks high current income that is free from federal income tax and New York State and City income taxes by investing primarily in municipal securities that are covered by insurance guaranteeing the timely payment of interest and principal.
The insurance coverage for the fund's investments is obtained either by the bond's issuer or underwriter, or purchased by the fund. The fund pays premiums for the insurance either directly or indirectly, which increases the credit safety of the fund's investments, but decreases its yield. As a result of the fund's emphasis on insured securities, the fund's performance will be affected by conditions affecting the insurance industry. It is important to note that the insurance does not guarantee the market value of a security or the fund's shares.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
NEW YORK MUNICIPAL INCOME seeks high current income that is free from federal income tax and New York State and City income taxes by investing in investment-grade municipal securities under normal conditions.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
   EACH FUND normally invests in municipal securities. FMR normally invests at least 65% of the money market fund's total assets in state municipal securities and normally invests so that at least 80% of the fund's income distributions are free from federal income tax. FMR normally invests at least 65% of the insured fund's total assets in municipal securities that are covered by insurance guaranteeing the timely payment of interest and principal. The balance, however, may be invested in other municipal securities, including uninsured municipal bonds. FMR will invest so that at least 80% of the fund's income distributions are free from federal and New York State and City income taxes. FMR normally invests the income fund's assets so that at least
80% of the fund's income distributions are free from federal and New
York State and City income taxes. In addition, FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of New York. Both the City and State of
New York have recently experienced significant financial difficulty, and the state's credit standing is one of the lowest in the country.
The funds differ primarily with respect to the quality or maturity of
their    investments     and therefore their sensitivity to changes in
economic and other financial conditions and interest rates. The money market fund seeks to provide income while maintaining a stable share price. The bond funds seek to provide a higher level of income by investing in a broader range of securities. As a result, the bond funds do not seek to maintain a stable share price. Although both bond funds normally invest in investment-grade securities, New York Insured generally invests in higher quality securities as a result of its focus on insured securities. As of January 31, 1997, the
dollar-weighted average maturity for New York Insured and New York
Income was    12.5     and    15.0     years, respectively. In
addition, since the money market fund concentrates its investments in
New York municipal securities, an investment in the money market fund may be riskier than an investment in other types of money market funds.
FMR may use various techniques to hedge a portion of a bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a bond fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations and the bond funds do not expect to invest in state taxable obligations. The money market fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. The bond funds reserve the right to invest more than normally permitted in state taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: New York Insured invests only in investment-grade securities. A security is considered to be investment-grade if it is judged by FMR to be of equivalent quality to securities rated Baa or
BBB or higher by Moody's Investors Service    (Moody's)     or
Standard & Poor's    (S&P)    , respectively. New York Income normally
invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities
(sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's,
   S&P    , Duff & Phelps Rating Co., or Fitch Investors Service,
   L.P.,     or is unrated but judged by FMR to be of equivalent
quality. New York Municipal Income may not invest in securities judged by FMR to be of equivalent quality to those rated lower than B by
Moody's or S&P.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by municipalities, local and state governments, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of New York or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S.
territories and possessions such as Guam, the Virgin Islands, and
Puerto Rico, and their political subdivisions and public corporations.
The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities.
They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by a municipal issuer. The value of these securities depends on many factors, including changes in market interest rates, the availability of information concerning the pool and its structure, prepayment expectations, the credit quality of the underlying assets, and the market's perception of the servicer of the loan pool, and any credit enhancement provided.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direction from a benchmark,    often     making the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipal issuers to acquire land, equipment, or facilities. If the issuer stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the credit worthiness of the put provider. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The economic viability of a project or changes in tax incentives could affect the price of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security prices. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return
characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The price of a security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: New York Insured and New York Income do not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not
diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5%
of its total assets in any issuer. These limitations do not apply to
U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects. New York
Insured may invest more than 25% of its assets in bonds insured by the same insurance company.
BORROWING. A fund may borrow from banks or from other funds advised by
FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
NEW YORK MUNICIPAL MONEY MARKET seeks as high a level of current income exempt from federal income tax and New York State and City income taxes as is consistent with preservation of capital. The fund will normally invest so that at least 80% of its income distributions are free from federal income tax.
NEW YORK INSURED MUNICIPAL INCOME seeks as high a level of current income, exempt from federal and New York State and City income taxes, available from investing primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. FMR will invest the fund's assets primarily in municipal bonds that are (1) insured under an insurance policy obtained by the issuer or underwriter; or (2) insured under an insurance policy purchased by the fund. Insurance will cover the timely payment of interest and principal on municipal obligations and will be retained from recognized insurers. The fund may invest in uninsured municipal obligations judged to be of quality equivalent to the four highest ratings assigned by Moody's and S&P (Baa, BBB, or better). Under normal market conditions, such uninsured obligations may not exceed
35% of the fund's assets. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and New
York State and City income taxes. During periods when FMR believes that New York municipals that meet the fund's standards are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax-exempt.
NEW YORK MUNICIPAL INCOME seeks as high a level of current income, exempt from federal and New York State and City income taxes, available from investing primarily in municipal securities judged by
FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower-quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and New York State and City income taxes. During periods when FMR believes that New York municipals that meet the fund's standards are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax-exempt.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for New York Municipal Money
Market. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets under management increase.
For January 1997, the group fee rate was    .1420    %. Each fund's
individual fund fee rate is .25%. Each fund's total management fee
rate for the fiscal year ended January    31,     1997 was
   .40    %.
   FMR Texas is New York Money Market's sub-adviser and has primary
responsibility for managing its investments.     FMR is
responsibl   e     for providing other management services. FMR pays
FMR Texas 50% of its management fee (before expense reimbursements)
for    FMR Texas'     services.    FMR paid FMR Texas a fee equal to
 .20% of New York Money Market's average net assets for the fiscal year ended January 31, 1997.
OTHER EXPENSES
While the management fee is a significant component of the funds'
annual operating costs, the funds have other expenses as well.
FSC performs many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans. In the fiscal year ended
January    31,     1997, FSC received fees equal to    .20    %,
   .17    %, and    .17    %, respectively, of    New York Money
Market'    s,    New York Insured'    s, and New York Income's average
net assets   .
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For the fiscal year ended January    31,     1997, the portfolio
turnover rates for    New York Insured     and    New York Income
    were    42    % and    44    %, respectively. These rates vary
from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account. You can choose New York Money Market as your core account for your Fidelity Ultra Service Account(registered trademark) or
FidelityPlusSM brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. New York Municipal Money Market is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time, and also at noon for New York Money
Market.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For New York Money Market $5,000
TO ADD TO AN ACCOUNT  $250
Through regular investment plans* $100
MINIMUM BALANCE $   2    ,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio
Advisory Services. Refer to the program materials for details.



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
                TO OPEN AN ACCOUNT                                          TO ADD TO AN ACCOUNT

PHONE 1-800-544-777
(PHONE_GRAPHIC) (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND    (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                                                                            FIDELITY FUND
                ACCOUNT WITH THE SAME REGISTRATION,                         ACCOUNT WITH THE SAME REGISTRATION,
                INCLUDING NAME, ADDRESS, AND                                INCLUDING NAME, ADDRESS, AND
                TAXPAYER ID NUMBER.                                         TAXPAYER ID NUMBER.
                                                                            (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO
                                                                            TRANSFER
                                                                            FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                                            YOUR FIRST USE TO VERIFY THAT THIS
                                                                            SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                                            MAXIMUM MONEY LINE: $50,000.





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
MAIL
(MAIL_GRAPHIC) (SMALL SOLID BULLET) COMPLETE AND SIGN THE APPLICATION.    (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO
                                                                          THE
               MAKE YOUR CHECK PAYABLE TO THE                             COMPLETE NAME OF THE FUND. INDICATE
               COMPLETE NAME OF THE FUND OF YOUR                          YOUR FUND ACCOUNT NUMBER ON YOUR
               CHOICE. MAIL TO THE ADDRESS INDICATED                      CHECK AND MAIL TO THE ADDRESS PRINTED
               ON THE APPLICATION.                                        ON YOUR ACCOUNT STATEMENT.
                                                                          (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                          1-800-544-6666 FOR INSTRUCTIONS.

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

IN PERSON
(HAND_GRAPHIC) (SMALL SOLID BULLET) BRING YOUR APPLICATION AND CHECK TO A    (SMALL SOLID BULLET) BRING YOUR CHECK TO A
                                                                             FIDELITY INVESTOR
               FIDELITY INVESTOR CENTER. CALL                                CENTER. CALL 1-800-544-9797 FOR THE
               1-800-544-9797 FOR THE CENTER                                 CENTER NEAREST YOU.
               NEAREST YOU.



WIRE (WIRE_GRAPHIC)   (SMALL SOLID BULLET) CALL 1-800-544-7777 TO SET UP YOUR    (SMALL SOLID BULLET) WIRE TO:
                      ACCOUNT AND TO ARRANGE A WIRE                              FOR BOND FUNDS:
                      TRANSACTION.                                               BANKERS TRUST COMPANY,
                      (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:              BANK ROUTING #021001033,
                      BANKERS TRUST COMPANY,                                     ACCOUNT #00163053.
                      BANK ROUTING #021001033,                                   FOR THE MONEY MARKET FUND:
                      ACCOUNT #00163053.                                         THE CHASE MANHATTAN BANK,
                      SPECIFY THE COMPLETE NAME OF THE                           BANK ROUTING #021000021,
                      FUND AND INCLUDE YOUR NEW ACCOUNT                          FFC FIDELITY/SAS INST DEP
                      NUMBER AND YOUR NAME.                                      ACCOUNT #323039502.
                                                                                 SPECIFY THE COMPLETE NAME OF THE
                                                                                 FUND AND INCLUDE YOUR ACCOUNT
                                                                                 NUMBER AND YOUR NAME.




AUTOMATICALLY (AUTOMATIC_GRAPHIC)   (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC
ACCOUNT
                                                                          BUILDER. SIGN UP FOR THIS SERVICE

                                                                          WHEN OPENING YOUR ACCOUNT, OR CALL

                                                                          1-800-544-6666 TO ADD IT.




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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time and also at noon for New York Money Market.
TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR FIDELITYPLUS
ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$   2    ,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS




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
PHONE 1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES            (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                                                    (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                    MINIMUM: $10; MAXIMUM: $100,000.
                                                    (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                    BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                    NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,         PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                   EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                    CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                    IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                    TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                    RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                    LETTER.
                                                    (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                    SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN

WIRE (WIRE_GRAPHIC)    ALL ACCOUNT TYPES            (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                                                    USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                    1-800-544-6666. MINIMUM WIRE: $5,000.
                                                    (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                       AND ACCEPTED     BY FIDELITY BEFORE 4 P.M. EASTERN
                                                    TIME FOR MONEY TO BE WIRED ON THE NEXT
                                                    BUSINESS DAY.



CHECK (CHECK_GRAPHIC)   ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MINIMUM CHECK: $500.
                                            (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                            TO RECEIVE A CHECKBOOK.



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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year (except for New York Money Market), and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page
 .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.

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A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THOSE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond funds are normally distributed in March and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund
offers four options (three for    New York Money Market    ):
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each
dividend distribution. This option is not available for    New York
Money Market    .
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the
NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
During the fiscal year ended January    31,     1997,    100    % of
New York Money Market's, New York Insured's, and New York Income's
income dividends was free from federal and New York State and City
income     taxes.    19.6    % of New York Money Market's,    1.2    %
of New York Insured   's    , and    2.5    % of New York Income's
income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax.
A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but
not yet distributed    income or     capital gains, you will pay the
full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time and also at noon for New York Money Market.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund   's assets are      value   d     on the basis
of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond funds, assets are valued primarily on the basis of market quotations, if available. Since market quotations are
often unavailable, assets are usually valued    on the basis of
information furnished by a pricing service or     by a   nother
method that the Board of Trustees believes accurately reflects fair value.
   EACH FUND'S OFFERING PRICE (price to buy one share) is its NAV.
Each fund's REDEMPTION PRICE (price to sell one share) is its NAV.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call
Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a
period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See
"Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
(small solid bullet) Money market fund shares purchased by 12:00 noon
Eastern time will earn the dividend declared that day; money market fund shares purchased by 4:00 p.m. Eastern time begin to earn dividends on the following business day.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted.
Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Money market fund shares redeemed before 12:00 noon Eastern time do not earn the dividend declared on the day of redemption. Bond fund shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity
Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet)    If your account is not an Ultra Service
Account, there is a $1.00 charge for each check written under
$500.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of
$12.00 from accounts with a value of less than $2,500, subject to an
annual maximum charge of $   24    .00 per shareholder. It is expected
that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing
smaller accounts. Th   is     fee will not be deducted from
   Fidelity brokerage accounts,     retirement accounts (except
non-prototype retirement accounts), accounts using regular investment
plans, or if total assets    with     Fidelity exceed $   3    0,000.
Eligibility for the $   3    0,000 waiver is determined by aggregating
Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $   2    ,000, you will be given
30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, New York Insured and New York Income reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50%
on exchanges. Check each fund's prospectus for details.



This prospectus is printed on recycled paper using soy-based inks.
SUPPLEMENT TO THE FIDELITY NEW YORK MUNICIPAL FUNDS' MARCH 31, 1997
PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Fidelity New York
Insured Municipal Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity New York
Insured Municipal Income Fund and Fidelity New York Municipal Income
Fund, a fund of Fidelity New York Municipal Trust.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity New York Insured
Municipal Income Fund by Fidelity New York Municipal Income Fund
solely in exchange for the number of shares of Fidelity New York
Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Fidelity New York Insured Municipal
Income Fund. Following such exchange, Fidelity New York Insured
Municipal Income Fund will distribute the Fidelity New York Municipal
Income Fund shares to its shareholders pro rata, in liquidation of
Fidelity New York Insured Municipal Income Fund as provided in the
Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the
"Meeting") of the Shareholders of Fidelity New York Insured Municipal
Income Fund will be held on December 17, 1997, and approval of the
Agreement will be voted on at that time. In connection with the
Meeting, Fidelity New York Insured Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the
Reorganization and a Prospectus for Fidelity New York Municipal Income
Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about January 22, 1998. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Fidelity New York Insured Municipal Income Fund shareholders fail to approve the Agreement, Fidelity New York Insured
Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity New
York Insured Municipal Income Fund.
The following changes became effective April 1, 1997:
Fidelity New York Insured Municipal Income Fund closed to new accounts pending the Reorganization.
With respect to Fidelity New York Insured Municipal Income Fund and
Fidelity New York Municipal Income Fund, the minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
With respect to Fidelity New York Insured Municipal Income Fund and
Fidelity New York Municipal Income Fund, the minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums with respect to Fidelity New York Insured Municipal
Income Fund and Fidelity New York Municipal Income Fund.
The following information replaces similar information found in
"Expenses" beginning on page 6:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See
"Transaction Details," page 33 for an explanation of how and when these charges apply.
MAXIMUM SALES CHARGE ON PURCHASES      NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS   NONE

EXCHANGE FEE                           NONE

ANNUAL ACCOUNT MAINTENANCE FEE         $12.00
(FOR ACCOUNTS UNDER $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets.
Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 23).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
NEW YORK MONEY MARKET
MANAGEMENT FEE (AFTER REIMBURSEMENT)   0.35%

12B-1 FEE                              NONE

OTHER EXPENSES                         0.20%

TOTAL FUND OPERATING EXPENSES          0.55%
(AFTER REIMBURSEMENT)

NEW YORK INCOME
MANAGEMENT FEE (AFTER REIMBURSEMENT)   0.36%

12B-1 FEE                              NONE

OTHER EXPENSES                         0.19%

TOTAL FUND OPERATING EXPENSES          0.55%
(AFTER REIMBURSEMENT)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is
5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
NEW YORK MONEY MARKET
AFTER 1 YEAR     $ 6

AFTER 3 YEARS    $ 18

AFTER 5 YEARS    $ 31

AFTER 10 YEARS   $ 69

NEW YORK INCOME
AFTER 1 YEAR     $ 6

AFTER 3 YEARS    $ 18

AFTER 5 YEARS    $ 31

AFTER 10 YEARS   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap for Fidelity New York Insured Municipal Income Fund and
Fidelity New York Municipal Income. FMR will reimburse the funds to the extent that total operating expenses exceed 0.55%. Each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. If these agreements were not in effect, the management fee and total operating expenses would be 0.40% and 0.60%, respectively for New York Insured and 0.40% and 0.59%, respectively for New York Income. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.